UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

ALLIANCEBERNSTEIN TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2012

Date of reporting period: May 31, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Global Value Fund

May 31, 2012

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 18, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2012.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. Under normal circumstances, the Fund invests significantly—at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P. (the “Adviser”) in securities of non-U.S. companies. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swap agreements. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments.

Investment Results

The table on page 5 shows the Fund’s performance compared to the benchmark, the Morgan Stanley Capital International (“MSCI”) World Index (net), for the six- and 12-month periods ended May 31, 2012.

For the six-month period ended May 31, 2012, the Fund declined in absolute terms and underperformed its benchmark, before sales charges. Security selection was responsible for most of the deficit. Sector positioning and currency selection were also negative. Stock selection in the technology, financial and consumer cyclical sectors undercut relative performance. Stock selection in the capital equipment, consumer staples and energy sectors helped temper underperformance, as

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	1

did an underweight exposure to the euro. During the six-month period, the Fund employed derivatives in the form of futures for investment purposes and this had a nominal impact on performance; forwards for hedging and investment purposes, and this detracted from performance, purchased options for hedging purposes and this detracted from performance; and written options for hedging purposes and this had a nominal effect on performance. The Fund’s performance was not impacted by leverage.

For the 12-month period, the Fund declined in absolute terms and underperformed its benchmark, before sales charges. Security selection drove the deficit. Sector positioning and currency selection were also negative. Stock selection in the technology, financial and consumer cyclical sectors detracted from relative performance. Overweight and underweight exposures to the Swiss franc and the euro, respectively, helped mitigate some of the losses, as did stock selection in the consumer staples sector. During the 12-month period, the Fund employed derivatives in the form of futures for investment purposes and this detracted from performance; forwards for hedging and investment purposes, and this detracted from performance, purchased options for hedging purposes and this detracted from performance; and written options for hedging purposes and this had a nominal effect on performance. The Fund’s performance was not impacted by leverage.

Market Review and Investment Strategy

The rally in the global equity markets that started in the latter half of 2010 came to an abrupt end in May 2011, as mounting global economic woes accelerated investor de-risking. Amid eroding investor confidence and spiking volatility, world financial markets were mired in a severe correction mode for much of the second half of the year, as a huge overhang of debt burdened the U.S. and Europe, and growth in emerging markets slowed. In the final months of 2011, encouraging U.S. economic data suggesting that the world’s largest economy may be gaining momentum, coupled with the preemptive, coordinated actions of the world’s leading central banks, including the U.S. Federal Reserve and the European Central Bank (“ECB”), to avert a liquidity shortage in both the global financial system and the undercapitalized European banking system, eased investor concerns. The subsequent calm in the global macroeconomic climate, fortified by a second massive injection of liquidity by the ECB, ignited a rally during the first three months of 2012, which ended in April on familiar concerns about the economic health of Europe and China.

In managing the Fund, the Global Value Senior Investment Management Team (the “Team”) has navigated current market conditions by investing opportunistically across a wide range of countries and sectors with an eye toward risk control in light of the recent volatility. The Team has positioned the Fund to capture the potential it sees in undervalued companies recovering from the recent market downturn that exhibit strong free cash flows and solid balance sheets.

2	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. Net returns reflect the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Markets Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are more fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Value Fund†
Class A	-5.02%	-22.42%

Class B*	-5.40%	-23.08%

Class C	-5.37%	-22.98%

Advisor Class**	-4.88%	-22.20%

Class R**	-5.25%	-22.71%

Class K**	-5.07%	-22.51%

Class I**	-4.83%	-22.19%

MSCI World Index (net)	0.72%	-11.02%

†    Includes the impact of proceeds received and credited to the Fund resulting from the class action settlements, which enhanced the Fund’s performance for the 12-month period ended May 31, 2012, by 0.01%, for all share classes.

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	-22.42%	-25.69%
5 Years	-12.39%	-13.15%
10 Years	0.86%	0.42%

Class B Shares
1 Year	-23.08%	-26.09%
5 Years	-13.09%	-13.09%
10 Years(a)	0.27%	0.27%

Class C Shares
1 Year	-22.98%	-23.73%
5 Years	-13.03%	-13.03%
10 Years	0.14%	0.14%

Advisor Class Shares†
1 Year	-22.20%	-22.20%
5 Years	-12.12%	-12.12%
10 Years	1.17%	1.17%

Class R Shares†
1 Year	-22.71%	-22.71%
5 Years	-12.62%	-12.62%
Since Inception*	-3.39%	-3.39%

Class K Shares†
1 Year	-22.51%	-22.51%
5 Years	-12.39%	-12.39%
Since Inception*	-3.15%	-3.15%

Class I Shares†
1 Year	-22.19%	-22.19%
5 Years	-12.02%	-12.02%
Since Inception*	-2.77%	-2.77%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.62%, 2.42%, 2.35%, 1.32%, 1.94%, 1.67% and 1.25% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed below.

*	Inception dates: 3/1/05 for Class R, Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2012)
SEC Returns

Class A Shares
1 Year	-20.45%
5 Years	-12.24%
10 Years	1.54%

Class B Shares
1 Year	-20.86%
5 Years	-12.18%
10 Years(a)	1.38%

Class C Shares
1 Year	-18.36%
5 Years	-12.13%
10 Years	1.25%

Advisor Class Shares†
1 Year	-16.68%
5 Years	-11.21%
10 Years	2.29%

Class R Shares†
1 Year	-17.12%
5 Years	-11.68%
Since Inception*	-2.69%

Class K Shares†
1 Year	-16.93%
5 Years	-11.46%
Since Inception*	-2.46%

Class I Shares†
1 Year	-16.65%
5 Years	-11.11%
Since Inception*	-2.08%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain brokerdealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed below.

*	Inception dates: 3/1/05 for Class R, Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$949.80	$9.51	1.95%
Hypothetical**	$1,000	$1,015.25	$9.82	1.95%
Class B
Actual	$1,000	$946.00	$13.48	2.77%
Hypothetical**	$1,000	$1,011.15	$13.93	2.77%
Class C
Actual	$1,000	$946.30	$13.09	2.69%
Hypothetical**	$1,000	$1,011.55	$13.53	2.69%
Advisor Class
Actual	$1,000	$951.20	$8.00	1.64%
Hypothetical**	$1,000	$1,016.80	$8.27	1.64%
Class R
Actual	$1,000	$947.50	$10.22	2.10%
Hypothetical**	$1,000	$1,014.50	$10.58	2.10%
Class K
Actual	$1,000	$949.30	$8.87	1.82%
Hypothetical**	$1,000	$1,015.90	$9.17	1.82%
Class I
Actual	$1,000	$951.70	$6.83	1.40%
Hypothetical**	$1,000	$1,018.00	$7.06	1.40%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $49.1

*	All data are as of May 31, 2012. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.7% or less in each of the following countries: Australia, Belgium, China, Hong Kong, New Zealand, Norway, Poland, Portugal, South Africa, Spain, Thailand and Turkey.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
BP PLC	$1,544,976	3.2%
Pfizer, Inc.	1,324,666	2.7
Hewlett-Packard Co.	1,093,176	2.2
AstraZeneca PLC	1,037,346	2.1
Time Warner Cable, Inc. – Class A	922,142	1.9
Citigroup, Inc.	890,471	1.8
Johnson & Johnson	858,413	1.8
JPMorgan Chase & Co.	837,038	1.7
Japan Tobacco, Inc.	806,821	1.6
WellPoint, Inc.	785,093	1.6
	$10,100,142	20.6%

*	Long-term investments.

10	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.1%
Consumer Discretionary – 18.9%
Auto Components – 2.2%
Cie Generale des Etablissements Michelin – Class B	3,790	$222,195
Lear Corp.	9,320	371,402
Magna International, Inc. – Class A(a)	3,906	157,889
Sumitomo Rubber Industries Ltd.	10,000	120,673
TRW Automotive Holdings Corp.(b)	5,712	220,312

		1,092,471

Automobiles – 5.7%
Ford Motor Co.	19,100	201,696
General Motors Co.(b)	19,940	442,668
Honda Motor Co., Ltd.	12,300	390,996
Kia Motors Corp.	1,350	91,604
Mazda Motor Corp.(b)	125,000	158,608
Nissan Motor Co., Ltd.	79,000	759,787
Renault SA	10,170	427,434
Volkswagen AG (Preference Shares)	2,110	338,546

		2,811,339

Diversified Consumer Services – 0.7%
Apollo Group, Inc. – Class A(b)	11,220	357,020

Hotels, Restaurants & Leisure – 1.8%
MGM Resorts International(b)	58,050	628,681
Royal Caribbean Cruises Ltd.	10,900	256,695

		885,376

Household Durables – 2.0%
Newell Rubbermaid, Inc.	10,934	201,186
NVR, Inc.(b)	310	249,488
Sharp Corp./Japan	100,000	521,931

		972,605

Media – 5.2%
DIRECTV(b)	9,980	443,611
Gannett Co., Inc.	15,990	208,829
McGraw-Hill Cos., Inc. (The)	5,840	253,339
Time Warner Cable, Inc. – Class A	12,230	922,142
Viacom, Inc. – Class B	15,417	735,854

		2,563,775

Multiline Retail – 0.8%
Macy’s, Inc.	9,410	358,051

Specialty Retail – 0.5%
GameStop Corp. – Class A(a)	9,710	186,238
Yamada Denki Co., Ltd.	1,210	60,575

		246,813

		9,287,450

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 15.6%
Capital Markets – 0.4%
Deutsche Bank AG(a)(b)	6,010	$217,855

Commercial Banks – 6.8%
Banco do Brasil SA	27,700	274,686
CIT Group, Inc.(b)	15,472	528,988
KB Financial Group, Inc.	9,080	283,135
Mitsubishi UFJ Financial Group, Inc.	72,700	313,756
National Australia Bank Ltd.(a)	16,310	356,730
Societe Generale SA(b)	16,847	336,478
Sumitomo Mitsui Financial Group, Inc.	11,500	335,070
Turkiye Vakiflar Bankasi Tao – Class D	95,320	151,939
Wells Fargo & Co.	23,810	763,110

		3,343,892

Diversified Financial Services – 6.8%
Citigroup, Inc.	33,590	890,471
ING Groep NV(b)	112,940	653,460
JPMorgan Chase & Co.	25,250	837,038
Leucadia National Corp.	9,820	199,542
Moody’s Corp.	10,117	370,181
ORIX Corp.	4,220	364,102

		3,314,794

Insurance – 1.2%
Allianz SE	6,400	581,631

Real Estate Management & Development – 0.4%
Evergrande Real Estate Group Ltd.(a)(b)	329,000	180,060

		7,638,232

Health Care – 13.1%
Biotechnology – 1.7%
Gilead Sciences, Inc.(b)	11,585	578,671
Vertex Pharmaceuticals, Inc.(b)	4,030	241,961

		820,632

Health Care Providers & Services – 3.0%
Health Net, Inc.(b)	5,506	141,064
UnitedHealth Group, Inc.	9,840	548,777
WellPoint, Inc.	11,650	785,093

		1,474,934

Pharmaceuticals – 8.4%
AstraZeneca PLC	25,680	1,037,346
Johnson & Johnson	13,750	858,413
Merck & Co., Inc.	13,660	513,343
Pfizer, Inc.	60,570	1,324,666
Roche Holding AG	2,570	402,204

		4,135,972

		6,431,538

12	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 12.7%
Energy Equipment & Services – 1.4%
Seadrill Ltd.	10,130	$336,332
Transocean Ltd./Switzerland	8,900	363,387

		699,719

Oil, Gas & Consumable Fuels – 11.3%
BP PLC	254,150	1,544,976
China Petroleum & Chemical Corp. – Class H	206,000	183,600
Devon Energy Corp.	7,200	428,544
ENI SpA	10,270	197,845
Gazprom OAO (Sponsored ADR)	35,430	311,075
JX Holdings, Inc.	80,400	407,619
LUKOIL OAO (London) (Sponsored ADR)	3,330	174,425
Marathon Oil Corp.	15,820	394,076
Marathon Petroleum Corp.	9,560	344,829
Nexen, Inc. (Toronto)	20,230	317,303
Petroleo Brasileiro SA (Sponsored ADR)	18,700	353,430
PTT PCL	18,700	183,973
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	21,990	681,888

		5,523,583

		6,223,302

Information Technology – 10.6%
Communications Equipment – 1.0%
Cisco Systems, Inc.	29,860	487,614

Computers & Peripherals – 3.1%
Fujitsu Ltd.	61,000	266,385
Hewlett-Packard Co.	48,200	1,093,176
Wistron Corp.	126,000	159,685

		1,519,246

Electronic Equipment, Instruments & Components – 1.9%
AU Optronics Corp.	534,590	216,609
Corning, Inc.	34,650	450,103
LG Display Co., Ltd.(b)	16,480	290,739

		957,451

Semiconductors & Semiconductor Equipment – 3.2%
Applied Materials, Inc.	49,310	509,372
GCL-Poly Energy Holdings Ltd.(a)	557,000	133,643
Lam Research Corp.(a)(b)	9,420	351,366
Micron Technology, Inc.(b)	71,110	415,283
Sumco Corp.(b)	19,000	159,421

		1,569,085

Software – 1.4%
Microsoft Corp.	16,740	488,640
Nintendo Co., Ltd.	1,700	196,804

		685,444

		5,218,840

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 6.5%
Food & Staples Retailing – 1.8%
Delhaize Group SA(a)	3,430	$124,860
Kroger Co. (The)	33,714	742,045

		866,905

Food Products – 0.5%
Tyson Foods, Inc. – Class A	13,326	258,124

Tobacco – 4.2%
Altria Group, Inc.	17,330	557,853
Japan Tobacco, Inc.	145	806,821
Lorillard, Inc.	5,800	716,880

		2,081,554

		3,206,583

Industrials – 6.0%
Aerospace & Defense – 1.9%
General Dynamics Corp.	8,520	545,365
Safran SA	11,140	383,604

		928,969

Airlines – 1.3%
Delta Air Lines, Inc.(b)	38,142	461,518
Deutsche Lufthansa (REG)	16,990	178,965

		640,483

Building Products – 0.4%
Fortune Brands Home & Security, Inc.(b)	9,720	219,866

Construction & Engineering – 1.4%
Bouygues SA	28,709	697,225

Industrial Conglomerates – 1.0%
General Electric Co.	24,550	468,660

		2,955,203

Telecommunication Services – 5.3%
Diversified Telecommunication Services – 3.6%
CenturyLink, Inc.	12,180	477,699
Chorus Ltd.(b)	2,317	5,689
Nippon Telegraph & Telephone Corp.	13,100	564,017
Telecom Italia SpA (ordinary shares)	359,890	297,367
Telecom Italia SpA (savings shares)	235,390	160,797
Vivendi SA	15,975	258,604

		1,764,173

Wireless Telecommunication Services – 1.7%
NTT DoCoMo, Inc.	107	170,702
Vodafone Group PLC	243,752	650,082

		820,784

		2,584,957

14	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 5.2%
Chemicals – 1.7%
Koninklijke DSM NV	6,852	$326,347
LyondellBasell Industries NV	9,520	375,659
OCI Co., Ltd.	680	117,006

		819,012

Metals & Mining – 3.5%
Anglo American PLC	11,660	355,397
Exxaro Resources Ltd.	5,160	115,476
Goldcorp, Inc.	5,520	201,485
KGHM Polska Miedz SA	5,010	181,847
Kinross Gold Corp.	24,910	199,936
Rio Tinto PLC	9,630	414,316
Vale SA (Sponsored ADR) (Local Preference Shares)	15,300	277,236

		1,745,693

		2,564,705

Utilities – 5.2%
Electric Utilities – 2.8%
American Electric Power Co., Inc.	8,200	315,782
E.ON AG	18,250	334,703
Edison International	6,910	310,674
EDP – Energias de Portugal SA	66,050	137,166
NV Energy, Inc.	17,260	298,598

		1,396,923

Gas Utilities – 0.4%
Gas Natural SDG SA	15,832	172,077

Multi-Utilities – 2.0%
CenterPoint Energy, Inc.	18,040	364,949
DTE Energy Co.	3,980	226,183
National Grid PLC(a)	37,880	379,927

		971,059

		2,540,059

Total Common Stocks (cost $54,867,972)		48,650,869

RIGHTS – 0.0%
Utilities – 0.0%
Gas Utilities – 0.0%
Gas Natural SDG SA(b) (cost $9,221)	15,832	9,123

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.13%(c) (cost $509,580)	509,580	$509,580

Total Investments Before Security Lending Collateral for Securities Loaned – 100.2% (cost $55,386,773)		49,169,572

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 4.3%
Investment Companies – 4.3%
AllianceBernstein Exchange Reserves – Class I, 0.20%(c) (cost $2,112,655)	2,112,655	2,112,655

Total Investments – 104.5% (cost $57,499,428)		51,282,227
Other assets less liabilities – (4.5)%		(2,197,406)

Net Assets – 100.0%		$49,084,821

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	9	June 2012	$274,606	$234,255	$(40,351)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at May 31, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Swedish Krona settling 8/14/12	18,652	$2,709,389	$2,560,753	$(148,636)
Citibank, N.A.:
Australian Dollar settling 8/14/12	597	597,789	577,994	(19,795)
Deutsche Bank AG London:
Great British Pound settling 8/14/12	2,789	4,493,854	4,297,000	(196,854)
Royal Bank of Scotland PLC:
Japanese Yen settling 8/14/12	128,913	1,628,080	1,646,452	18,372
State Street Bank and Trust Co.:
Norwegian Krone settling 8/14/12	14,816	2,533,022	2,416,364	(116,658)
Westpac Banking Corporation:
New Zealand Dollar settling 8/14/12	1,451	1,134,653	1,088,625	(46,028)

16	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at May 31, 2012	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse London Branch (GFX):
Australian Dollar settling 8/14/12	597	$583,943	$577,993	$5,950
Canadian Dollar settling 8/14/12	1,050	1,045,609	1,014,975	30,634
Euro settling 8/14/12	4,105	5,345,408	5,078,509	266,899
Deutsche Bank AG London:
Japanese Yen settling 8/14/12	391,313	4,908,593	4,997,773	(89,180)
Standard Chartered Bank:
Euro settling 8/14/12	1,134	1,442,476	1,402,930	39,546
State Street Bank and Trust Co.:
Australian Dollar settling 8/14/12	255	249,655	246,882	2,773
UBS AG:
New Zealand Dollar settling 8/14/12	1,451	1,093,002	1,088,625	4,377
Swiss Franc settling 8/14/12	691	757,076	712,367	44,709

				$(203,891)

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2012 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $54,877,193)	$48,659,992	(a)
Affiliated issuers (cost $2,622,235—including investment of cash collateral for securities loaned of $2,112,655)	2,622,235
Cash	17,667	(b)
Foreign currencies, at value (cost $173,143)	167,767
Unrealized appreciation of forward currency exchange contracts	413,260
Dividends and interest receivable	386,124
Receivable for investment securities sold	158,004
Receivable for shares of beneficial interest sold	44,070

Total assets	52,469,119

Liabilities
Payable for collateral received on securities loaned	2,112,655
Unrealized depreciation of forward currency exchange contracts	617,151
Payable for investment securities purchased	290,859
Payable for shares of beneficial interest redeemed	197,806
Advisory fee payable	33,164
Administrative fee payable	12,482
Transfer Agent fee payable	11,682
Distribution fee payable	8,947
Payable for variation margin on futures contracts	769
Accrued expenses and other liabilities	98,783

Total liabilities	3,384,298

Net Assets	$49,084,821

Composition of Net Assets
Paid-in capital	$183,433,277
Undistributed net investment income	205,740
Accumulated net realized loss on investment and foreign currency transactions	(128,090,845)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(6,463,351)

	$49,084,821

Net Asset Value Per Share—unlimited shares authorized, without par value
Class	Net Assets	Shares Outstanding	Net Asset Value

A	$14,389,845	1,966,112	$7.32	*

B	$1,639,403	230,651	$7.11

C	$3,178,785	445,243	$7.14

Advisor	$22,300,819	3,030,836	$7.36

R	$935,347	129,303	$7.23

K	$936,880	129,026	$7.26

I	$5,703,742	777,996	$7.33

(a)	Includes securities on loan with a value of $1,991,938 (see Note E).

(b)	An amount of $17,667 has been segregated to collateralize margin requirements for open futures contracts outstanding at May 31, 2012.

*	The maximum offering price per share for Class A shares was $7.64 which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2012 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $92,799)	$1,069,793
Affiliated issuers	1,615
Securities lending income	33,389	$1,104,797

Expenses
Advisory fee (see Note B)	273,634
Distribution fee—Class A	25,151
Distribution fee—Class B	10,340
Distribution fee—Class C	20,075
Distribution fee—Class R	2,768
Distribution fee—Class K	1,308
Transfer agency—Class A	21,642
Transfer agency—Class B	3,943
Transfer agency—Class C	5,905
Transfer agency—Advisor Class	33,881
Transfer agency—Class R	1,154
Transfer agency—Class K	916
Transfer agency—Class I	4,176
Custodian	70,078
Registration fees	36,306
Administrative	31,650
Trustees’ fees	25,340
Audit	22,703
Legal	20,678
Printing	14,926
Miscellaneous	9,150

Total expenses		635,724

Net investment income		469,073

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(2,720,940	)(a)
Futures contracts		381,140
Options written		68,660
Foreign currency transactions		(171,180)
Net change in unrealized appreciation/depreciation of:
Investments		1,524,622	(b)
Futures contracts		(342,005)
Foreign currency denominated assets and liabilities		(230,399)

Net loss on investment and foreign currency transactions		(1,490,102)

Net Decrease in Net Assets from Operations		$(1,021,029)

(a)	Net of foreign capital gains taxes of $1,380.

(b)	Net of decrease in accrued foreign capital gains taxes of $76.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011

Increase (Decrease) in Net Assets from Operations
Net investment income	$469,073	$1,233,393
Net realized loss on investment and foreign currency transactions	(2,442,320)	(2,172,778)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	952,218	(4,015,275)

Net decrease in net assets from operations	(1,021,029)	(4,954,660)
Dividends to Shareholders from
Net investment income
Class A	(573,066)	(1,273,397)
Class B	(51,115)	(147,526)
Class C	(102,098)	(259,194)
Advisor Class	(1,026,845)	(2,921,862)
Class R	(35,464)	(59,485)
Class K	(34,008)	(73,765)
Class I	(934,280)	(1,206,642)
Transactions in Shares of Beneficial Interest
Net decrease	(34,276,208)	(26,904,756)

Total decrease	(38,054,113)	(37,801,287)
Net Assets
Beginning of period	87,138,934	124,940,221

End of period (including undistributed net investment income of $205,740 and $2,493,543, respectively)	$49,084,821	$87,138,934

See notes to financial statements.

20	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Global Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	21

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To

22	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	23

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2012:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Consumer Discretionary	$6,195,101		$3,092,349		$	– 0	–	$9,287,450
Financials	3,864,016		3,774,216			– 0	–	7,638,232
Health Care	4,991,988		1,439,550			– 0	–	6,431,538
Energy	1,848,139		4,375,163			– 0	–	6,223,302
Information Technology	3,795,554		1,423,286			– 0	–	5,218,840
Consumer Staples	2,274,902		931,681			– 0	–	3,206,583
Industrials	1,695,409		1,259,794			– 0	–	2,955,203
Telecommunication Services	477,699		2,107,258			– 0	–	2,584,957
Materials	777,080		1,787,625			– 0	–	2,564,705
Utilities	1,516,186		1,023,873			– 0	–	2,540,059
Rights	9,123		– 0	–		– 0	–	9,123
Short-Term Investments	509,580		– 0	–		– 0	–	509,580
Investments of Cash Collateral for Security Loaned in Affiliated Money Market Fund	2,112,655		– 0	–		– 0	–	2,112,655

Total Investments in Securities	30,067,432		21,214,795	+		– 0	–	51,282,227

Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	– 0	–	413,260			– 0	–	413,260
Liabilities:
Futures Contracts	(40,351)		– 0	–		– 0	–	(40,351	)#
Forward Currency Exchange Contracts	– 0	–	(617,151)			– 0	–	(617,151)

Total	$30,027,081		$21,010,904		$	– 0	–	$51,037,985

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

24	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

	Energy			Total
Balance as of 11/30/11		$368,143			$368,143
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		– 0	–		– 0	–
Purchases		– 0	–		– 0	–
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		(368,143)			(368,143)

Balance as of 5/31/12	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 5/31/12*	$	– 0	–	$	– 0	–

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	25

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2012, such fee amounted to $31,650.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the

26	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $20,109 for the six months ended May 31, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $179 from the sale of Class A shares and received $708, $474 and $49 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2012 is as follows:

Market Value November 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2012 (000)	Dividend Income (000)
$ 595	$14,485	$14,570	$510	$1

Brokerage commissions paid on investment transactions for the six months ended May 31, 2012 amounted to $70,264, of which $0 and $659, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $72,333, $491,543, $171,934 and $45,069 for Class B, Class C, Class R and Class K shares,

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	27

Notes to Financial Statements

respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$17,753,200		$49,519,762
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency transactions and written options) are as follows:

Gross unrealized appreciation	$2,769,694
Gross unrealized depreciation	(8,986,895)

Net unrealized depreciation	$(6,217,201)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Fund may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

28	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended May 31, 2012, the Fund held futures contracts for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	29

Notes to Financial Statements

During the six months ended May 31, 2012, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended May 31, 2012, the Fund held purchased options for hedging purposes. During the six months ended May 31, 2012, the Fund held written options for hedging purposes.

30	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

For the six months ended May 31, 2012, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 11/30/11	– 0	–	$	– 0	–
Options written	1,800			95,023
Options expired	– 0	–		– 0	–
Options bought back	(1,800)			(95,023)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 05/31/12	– 0	–	$	– 0	–

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of May 31, 2012, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $614,378. If a trigger event had occurred at May 31, 2012, for those derivatives in a net liability position, an amount of $614,378 would be required to be posted by the Fund.

At May 31, 2012, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$413,260	Unrealized depreciation of forward currency exchange contracts	$617,151

Equity contracts			Receivable/ Payable for variation margin on futures contracts	40,351	*

Total		$413,260		$657,502

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	31

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended May 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(137,666)	$(220,576)

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	381,140	(342,005)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	68,660	– 0	–

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(401,821)	– 0	–

Total		$(89,687)	$(562,581)

For the six months ended May 31, 2012, the average monthly principal amount of foreign currency exchange contracts was $37,060,598 and the average monthly original value of futures contracts was $1,024,351. For three months of the period, the average monthly cost of purchased options contracts was $474,660.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by

32	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all securities loans will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Trust’s Board of Trustees. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2012, the Fund had securities on loan with a value of $1,991,938 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $2,112,655. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Fund earned securities lending income of $33,389 and $1,436 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended May 31, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	33

Notes to Financial Statements

transactions in shares of AllianceBernstein Exchange Reserves for the six months ended May 31, 2012 is as follows:

Market Value November 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2012 (000)	Dividend Income (000)
$ 765	$16,284	$14,937	$2,112	$1

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011

Class A
Shares sold	119,771	415,172	$969,788	$3,835,592

Shares issued in reinvestment of dividends	71,318	128,794	541,302	1,186,195

Shares converted from Class B	26,123	43,215	211,353	390,040

Shares redeemed	(415,283)	(1,394,741)	(3,351,638)	(12,628,109)

Net decrease	(198,071)	(807,560)	$(1,629,195)	$(7,216,282)

Class B
Shares sold	4,004	15,628	$31,535	$142,162

Shares issued in reinvestment of dividends	6,059	14,404	44,774	128,917

Shares converted to Class A	(26,852)	(44,619)	(211,353)	(390,040)

Shares redeemed	(38,263)	(110,776)	(304,370)	(976,333)

Net decrease	(55,052)	(125,363)	$(439,414)	$(1,095,294)

Class C
Shares sold	19,120	32,178	$151,728	$289,625

Shares issued in reinvestment of dividends	12,107	25,500	89,834	229,244

Shares redeemed	(146,008)	(223,943)	(1,135,929)	(1,989,471)

Net decrease	(114,781)	(166,265)	$(894,367)	$(1,470,602)

34	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011

Advisor Class
Shares sold	62,318	315,162	$504,135	$2,898,128

Shares issued in reinvestment of dividends	133,194	309,910	1,014,941	2,866,665

Shares redeemed	(1,784,454)	(2,899,745)	(14,366,612)	(26,639,727)

Net decrease	(1,588,942)	(2,274,673)	$(12,847,536)	$(20,874,934)

Class R
Shares sold	13,532	25,612	$109,573	$231,238

Shares issued in reinvestment of dividends	4,729	6,529	35,463	59,483

Shares redeemed	(32,219)	(82,694)	(261,739)	(754,309)

Net decrease	(13,958)	(50,553)	$(116,703)	$(463,588)

Class K
Shares sold	10,320	68,334	$82,950	$617,983

Shares issued in reinvestment of dividends	4,522	8,079	34,007	73,761

Shares redeemed	(17,156)	(119,837)	(140,659)	(1,024,225)

Net decrease	(2,314)	(43,424)	$(23,702)	$(332,481)

Class I
Shares sold	5,590	644,717	$45,542	$5,579,299

Shares issued in reinvestment of dividends	123,256	130,872	934,280	1,206,642

Shares redeemed	(2,341,790)	(237,402)	(19,305,113)	(2,237,516)

Net increase (decrease)	(2,212,944)	538,187	$(18,325,291)	$4,548,425

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	35

Notes to Financial Statements

of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2012.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2011 and November 30, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$5,941,871	$1,996,738

Total taxable distributions	5,941,871	1,996,738

Total distributions paid	$5,941,871	$1,996,738

36	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

As of November 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,716,157
Accumulated capital and other losses	(125,289,791	)(a)
Unrealized appreciation/(depreciation)	(7,996,916	)(b)

Total accumulated earnings/(deficit)	$(130,570,550)

(a)

On November 30, 2011, the Fund had a net capital loss carryforward for federal income tax purposes of $125,289,791 of which $14,232,223 expires in the year 2016, $97,859,382 expires in the year 2017, $10,581,336 expires in the year 2018, and $2,616,850 expires in the year 2019.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, return of capital distributions received from underlying securities, and the realization for tax purposes of gains/losses on certain derivative instruments and passive foreign investment companies (PFICs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE J

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	37

Notes to Financial Statements

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

38	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 7.98	$ 9.02	$ 8.88	$ 6.59	$ 16.19	$ 16.72

Income From Investment Operations
Net investment income(a)	.05	.09	.07	.13	(b)	.23	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.44)	(.69)	.16	2.16	(8.37)	.89

Net increase (decrease) in net asset value from operations	(.39)	(.60)	.23	2.29	(8.14)	1.12

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.44)	(.09)	– 0	–	(.19)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.27)	(1.38)

Total dividends and distributions	(.27)	(.44)	(.09)	– 0	–	(1.46)	(1.65)

Net asset value, end of period	$ 7.32	$ 7.98	$ 9.02	$ 8.88	$ 6.59	$ 16.19

Total Return
Total investment return based on net asset value(c)	(5.02)%	(7.32	)%*	2.57	%*	34.75	%*	(55.16	)%*	7.08%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,390	$17,280	$26,794	$47,523	$60,737	$182,644
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.95	%(d)	1.62%	1.59	%(e)	1.50%	1.40%	1.30	%(e)
Expenses, before waivers/reimbursements	1.95	%(d)	1.62%	1.59	%(e)	1.51%	1.40%	1.30	%(e)
Net investment income	1.31	%(d)	.94%	.83	%(e)	1.84	%(b)	2.09%	1.35	%(e)
Portfolio turnover rate	24%	72%	61%	53%	54%	25%

See	footnote summary on page 46.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	39

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 7.70	$ 8.71	$ 8.59	$ 6.43	$ 15.84	$ 16.42

Income From Investment Operations
Net investment income(a)	.02	.01	.00	(f)	.06	(b)	.16	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.43)	(.65)	.15	2.10	(8.21)	.90

Net increase (decrease) in net asset value from operations	(.41)	(.64)	.15	2.16	(8.05)	.98

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.37)	(.03)	– 0	–	(.09)	(.18)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.27)	(1.38)

Total dividends and distributions	(.18)	(.37)	(.03)	– 0	–	(1.36)	(1.56)

Net asset value, end of period	$ 7.11	$ 7.70	$ 8.71	$ 8.59	$ 6.43	$ 15.84

Total Return
Total investment return based on net asset value(c)	(5.40)%	(7.99	)%*	1.69	%*	33.59	%*	(55.49	) %*	6.28%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,639	$2,201	$3,581	$5,556	$6,599	$24,966
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.77	%(d)	2.42%	2.38	%(e)	2.29%	2.14%	2.03	%(e)
Expenses, before waivers/reimbursements	2.77	%(d)	2.42%	2.38	%(e)	2.31%	2.14%	2.03	%(e)
Net investment income	.41	%(d)	.13%	.03	%(e)	.90	%(b)	1.32%	.51	%(e)
Portfolio turnover rate	24%	72%	61%	53%	54%	25%

See	footnote summary on page 46.

40	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 7.74	$ 8.75	$ 8.62	$ 6.45	$ 15.87	$ 16.45

Income From Investment Operations
Net investment income(a)	.02	.02	.01	.07	(b)	.17	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.43)	(.66)	.15	2.10	(8.23)	.89

Net increase (decrease) in net asset value from operations	(.41)	(.64)	.16	2.17	(8.06)	.98

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.37)	(.03)	– 0	–	(.09)	(.18)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.27)	(1.38)

Total dividends and distributions	(.19)	(.37)	(.03)	– 0	–	(1.36)	(1.56)

Net asset value, end of period	$ 7.14	$ 7.74	$ 8.75	$ 8.62	$ 6.45	$ 15.87

Total Return
Total investment return based on net asset value(c)	(5.37)%	(7.95	)%*	1.80	%*	33.64	% *	(55.44	)%*	6.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,179	$4,337	$6,355	$7,769	$8,835	$26,554
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.69	%(d)	2.35%	2.32	%(e)	2.23%	2.11%	2.00	%(e)
Expenses, before waivers/reimbursements	2.69	%(d)	2.35%	2.32	%(e)	2.24%	2.11%	2.00	%(e)
Net investment income	.54	%(d)	.22%	.12	%(e)	.94	%(b)	1.41%	.58	%(e)
Portfolio turnover rate	24%	72%	61%	53%	54%	25%

See	footnote summary on page 46.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	41

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.04	$ 9.09	$ 8.95	$ 6.63	$ 16.30	$ 16.81

Income From Investment Operations
Net investment income(a)	.06	.11	.10	.14	(b)	.30	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.44)	(.68)	.16	2.18	(8.44)	.91

Net increase (decrease) in net asset value from operations	(.38)	(.57)	.26	2.32	(8.14)	1.17

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.48)	(.12)	– 0	–	(.26)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.27)	(1.38)

Total dividends and distributions	(.30)	(.48)	(.12)	– 0	–	(1.53)	(1.68)

Net asset value, end of period	$ 7.36	$ 8.04	$ 9.09	$ 8.95	$ 6.63	$ 16.30

Total Return
Total investment return based on net asset value(c)	(4.88)%	(7.01	)%*	2.90	%*	34.99	%*	(55.00	)%*	7.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,301	$37,161	$62,660	$96,246	$82,449	$195,043
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.64	%(d)	1.32%	1.29	%(e)	1.19%	1.09%	.99	%(e)
Expenses, before waivers/reimbursements	1.64	%(d)	1.32%	1.29	%(e)	1.19%	1.09%	.99	%(e)
Net investment income	1.55	%(d)	1.24%	1.13	%(e)	1.99	%(b)	2.48%	1.57	%(e)
Portfolio turnover rate	24%	72%	61%	53%	54%	25%

See	footnote summary on page 46.

42	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 7.88	$ 8.87	$ 8.75	$ 6.51	$ 16.04	$ 16.62

Income From Investment Operations
Net investment income(a)	.05	.05	.05	.11	.22	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.45)	(.66)	.14	2.13	(8.29)	.89

Net increase (decrease) in net asset value from operations	(.40)	(.61)	.19	2.24	(8.07)	1.06

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.38)	(.07)	– 0	–	(.19)	(.26)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.27)	(1.38)

Total dividends and distributions	(.25)	(.38)	(.07)	– 0	–	(1.46)	(1.64)

Net asset value, end of period	$ 7.23	$ 7.88	$ 8.87	$ 8.75	$ 6.51	$ 16.04

Total Return
Total investment return based on net asset value(c)	(5.25)%	(7.45	)%*	2.22	%*	34.41	%*	(55.24	)%*	6.71%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$935	$1,128	$1,720	$3,147	$3,578	$7,533
Ratio to average net assets of:
Expenses	2.10	%(d)	1.94%	1.85	%(e)	1.69%	1.68%	1.59	%(e)
Net investment income	1.14	%(d)	.62%	.60	%(e)	1.56%	1.90%	1.02	%(e)
Portfolio turnover rate	24%	72%	61%	53%	54%	25%

See	footnote summary on page 46.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	43

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 7.91	$ 8.95	$ 8.84	$ 6.56	$ 16.14	$ 16.72

Income From Investment Operations
Net investment income(a)	.06	.08	.08	.13	(b)	.26	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.45)	(.67)	.14	2.15	(8.36)	.89

Net increase (decrease) in net asset value from operations	(.39)	(.59)	.22	2.28	(8.10)	1.10

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.45)	(.11)	– 0	–	(.21)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.27)	(1.38)

Total dividends and distributions	(.26)	(.45)	(.11)	– 0	–	(1.48)	(1.68)

Net asset value, end of period	$ 7.26	$ 7.91	$ 8.95	$ 8.84	$ 6.56	$ 16.14

Total Return
Total investment return based on net asset value(c)	(5.07)%	(7.24	)%*	2.47	%*	34.76	%*	(55.13	)%*	6.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$937	$1,038	$1,565	$1,167	$599	$1,129
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.82	%(d)	1.67%	1.58	%(e)	1.43%	1.43%	1.355	%(e)
Expenses, before waivers/reimbursements	1.82	%(d)	1.67%	1.58	%(e)	1.43%	1.43%	1.35	%(e)
Net investment income	1.46	%(d)	.89%	.90	%(e)	1.78	%(b)	2.23%	1.30	%(e)
Portfolio turnover rate	24%	72%	61%	53%	54%	25%

See	footnote summary on page 46.

44	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.02	$ 9.08	$ 8.94	$ 6.61	$ 16.25	$ 16.76

Income From Investment Operations
Net investment income(a)	.05	.12	.11	.14	.28	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.43)	(.69)	.16	2.19	(8.38)	.91

Net increase (decrease) in net asset value from operations	(.38)	(.57)	.27	2.33	(8.10)	1.18

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.49)	(.13)	– 0	–	(.27)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.27)	(1.38)

Total dividends and distributions	(.31)	(.49)	(.13)	– 0	–	(1.54)	(1.69)

Net asset value, end of period	$ 7.33	$ 8.02	$ 9.08	$ 8.94	$ 6.61	$ 16.25

Total Return
Total investment return based on net asset value(c)	(4.83)%	(6.96	)%*	3.04	%*	35.25	%*	(54.95	)%*	7.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,704	$23,994	$22,265	$33,910	$51,741	$56,417
Ratio to average net assets of:
Expenses	1.40	%(d)	1.25%	1.15	%(e)	1.06%	1.01%	.95	%(e)
Net investment income	1.17	%(d)	1.37%	1.26	%(e)	1.98%	2.47%	1.67	%(e)
Portfolio turnover rate	24%	72%	61%	53%	54%	25%

See	footnote summary on page 46.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	45

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2011, November 30, 2010, November 30, 2009 and November 30, 2008 by 0.01%, 0.03%, 0.01% and 0.01%, respectively.

See notes to financial statements.

46	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)
John H. Dobkin(1) Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Sharon E. Fay(2), Senior Vice President Kevin F. Simms(2), Senior Vice President	Takeo Aso(2), Vice President Avi Lavi(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Value Senior Investment Management Team. Ms. Fay and Messrs. Aso, Lavi and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	47

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Global Value Fund (the “Fund”) at a meeting held on May 1-3, 2012.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

48	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the trustees on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	49

of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2012 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International World Index (Net) (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2012 and (in the case of comparisons with the Index) the since inception period (March 2001 inception). The trustees noted that the Fund was 3rd out of 3 of the Performance Group and in the 5th quintile of the Performance Universe for the 1- and 5-year periods, 2nd out of 3 of the Performance Group and in the 3rd quintile of the Performance Universe for the 3-year period, and the only fund of the Performance Group and in the 5th quintile of the Performance Universe for the 10-year period. The trustees noted the small number of other funds in the Performance Group. The Fund lagged the Index in all periods. The trustees noted that all reference points showed negative results in the 1- and 5-year periods. The trustees also reviewed performance information for periods ended March 31, 2012 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Fund had outperformed the Lipper Global Large Cap Value Funds Average and the Index.

The trustees noted that they had discussed with the Adviser their concerns about the relative performance of the Fund. The trustees took into account the Adviser’s recent restructuring of the Adviser’s research and portfolio management teams and investment process changes that are intended to improve the investment performance of its equity services. The Adviser had stated its belief that, in the case of its value funds, it had adhered to its rigorous process for value investing during a period when value investing had not generally obtained favorable returns. The Adviser believed that other managers of value funds may not pursue value characteristics to the same degree as the Adviser, and that their funds’ short-term performance may have benefited from style drift. The Adviser also reiterated its conviction that, over the long term, rigorous value investing would yield superior investment returns. The trustees were satisfied with the Adviser’s explanation.

50	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Based on their review and their discussion with the Adviser of the reasons for the Fund’s performance, the trustees retained confidence in the Adviser’s ability to manage the Fund. The trustees determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer. The trustees noted that the institutional fee schedule started at a higher fee rate than the Fund’s starting fee rate, but had more breakpoints starting at lower asset levels than the fee schedule applicable to the Fund. As a result, the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than the rate being paid by the Fund. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information that indicated that the Fund’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising another registered investment company with a similar investment style.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the trustees considered these comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The trustees noted that because of the small number of funds in the Fund’s Lipper

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	51

category, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Fund had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The trustees noted that, at the Fund’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 5 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The trustees noted that the Fund’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The trustees noted that the Fund’s small asset base of approximately $78 million impacted the Fund’s expense ratio. The trustees noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The trustees concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

52	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF

INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Global Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Trustees on May 1-3, 2012.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	53

§36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/12 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$77.4	Global Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $56,500 (0.05% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year End
Global Value Fund	Advisor Class A Class B Class C Class R Class K Class I	1.32 1.62 2.42 2.35 1.94 1.67 1.25	% % % % % % %	November 30

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

54	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	55

investment style as the Fund.5 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2012 net assets:6

Fund	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Value Fund	$77.4	Global Value 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25m	0.629%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Value Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Fee[7]
Global Value Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationship that has a somewhat similar investment style as the Fund. Also shown is what would have been the effective

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	Class A shares of the funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

56	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on March 31, 2012 net assets versus the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Global Value Fund	Client #1	0.25% on 1st $500 million 0.225% on next $500 million 0.20% on next $4 billion 0.175% thereafter +/- Performance Fee	0.250%[8]	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the

8	The calculation excludes the performance fee.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	57

Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)10 and the Portfolio’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the EG of the Fund to include peers that had a similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
Global Value Fund[13]	0.750	0.850	2/13

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.14

10

Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

13	The Fund’s EG includes the Fund, two other Global Large Cap Value Fund (“GLCV”), seven Global Large-Cap Core Funds (“GLCC”) and three Global Large Cap Growth Funds (“GLCG”).

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

58	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Fund	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Value Fund[16]	1.621	1.400	12/13	1.355	35/42

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

15	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

16	The Fund’s EU includes the Fund, EG and one other GLCV, GLCC and GLCG, excluding outliers.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	59

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $1,668, $171,343 and $3,724 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $57,726 in fees from the Fund.17

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client, including the Fund. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based

17

The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. Due to lower average balances and interest rates during the Fund’s most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

60	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the

19	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

20	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	61

regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund22 relative to its Lipper Performance Universe (“PU”)23 for the periods ended February 29, 2012.24

Global Value Fund	PG Median	PU Median	PG Rank	PU Rank
1 year	-11.66	-1.02	-2.39	15/15
3 year	20.72	20.72	19.73	5/12
5 year	-8.03	-2.86	-2.86	9/9
10 year	2.71	N/A	5.00	6/6

22	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

23	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including/excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

24	Lipper investment classification/objective dictates the PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

62	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)25 versus its benchmark.26 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending February 29, 2012 Annualized Performance
					Since	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Inception (%)	Volatility (%)	Sharpe (%)
Global Value Fund	-11.66	20.72	-8.03	2.71	2.16	20.78	0.14	5
MSCI World Index (Net)	-1.69	22.66	-0.59	5.04	3.82	17.50	0.30	5
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

26	The Adviser provided Fund and benchmark performance return information for periods through February 29, 2012.

27

Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	63

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

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Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

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Growth Funds

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Growth Fund

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Select U.S. Equity Portfolio

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International Growth Fund

Value Funds

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Core Opportunities Fund

Equity Income Fund

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Value Fund

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Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

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Alternatives

Market Neutral Strategy-Global

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Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

64	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	65

NOTES

66	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	67

NOTES

68	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

ALLIANCEBERNSTEIN GLOBAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GV-0152-0512

SEMI-ANNUAL REPORT

AllianceBernstein

Small/Mid Cap Value Fund

May 31, 2012

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 9, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Small/Mid Cap Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2012.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 125 companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index.

Because the Fund’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to its primary benchmark, the Russell 2500 Value Index, in addition to the broad small/mid-cap universe, as measured by its secondary benchmark, the Russell 2500 Index, for the six- and 12-month periods ended May 31, 2012.

During the six-month period, the Fund increased in absolute terms but underperformed its benchmark and the Russell 2500 Index, before sales charges. An overweight in the technology sector and an underweight in the financial sector were the main drivers of the underperformance. Stock selection in the consumer cyclicals, financial and technology sectors also added to the lag. An overweight in consumer cyclicals and an underweight in the utilities sector, as well as security selection in the energy and capital equipment sectors, helped the Fund’s absolute performance.

For the 12-month period, the Fund declined in absolute terms and underperformed its benchmark and the Russell 2500 Index, before sales charges. Stock selection in the financials, consumer cyclicals and industrial resources sectors detracted, partially offset by positive sector selection in consumer growth, consumer cyclicals and capital equipment.

The Fund did not utilize leverage or derivatives during the six- or 12-month periods ended May 31, 2012.

Market Review and Investment Strategy

Global equity markets advanced during the first quarter of 2012. Despite concerns over China’s near-term growth, a continuation of favorable macroeconomic data out of the U.S. and a crisis-free March for Europe,

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	1

investment momentum increased in riskier cyclical equities. In April, concerns about Spain’s credit downgrade brought it to the forefront of the European debt crisis flare-up. The start of the U.S. reporting season showed earnings that were in line with market expectations. China’s data flow also stabilized, providing some ongoing support for commodity prices. U.S. equity indices declined in April, driven by concerns about the economy’s health and the trickle-down effects of the European debt crisis. In May, U.S. equity markets suffered their worst monthly performance since last September, as mounting global economic woes eroded investor confidence. Despite leading indicators suggesting that a rebound in the housing market was underway, disappointing unemployment and consumer confidence data, combined with negative revisions of economic growth from January through March, led to anxiety that the U.S. recovery was losing momentum.

The current economic climate has allowed the U.S. Small/Mid Cap Value Senior Investment Management Team (the “Team”) to invest opportunistically in undervalued companies with solid fundamentals, without sacrificing the Fund’s deep-value discipline. As the economy remains unsettled, the Fund’s emphasis continues to be at the stock-specific level, where the trend is focused on attractively-valued companies with solid balance sheets and strong free cash flow.

2	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Russell 2500™ Value Index and the unmanaged Russell 2500™ Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of 2,500 small- to mid-cap value companies within the U.S.; the Russell 2500 Index represents the performance of 2,500 small- to mid-cap companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Small/Mid Cap Value Fund
Class A	3.84%	-10.50%

Class B*	3.71%	-10.67%

Class C	3.40%	-11.14%

Advisor Class**	3.94%	-10.21%

Class R**	3.65%	-10.70%

Class K**	3.79%	-10.48%

Class I**	3.95%	-10.23%

Primary benchmark: Russell 2500 Value Index	5.61%	-7.72%

Secondary benchmark: Russell 2500 Index	4.73%	-7.80%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	-10.50%	-14.30%
5 Years	-0.40%	-1.26%
10 Years	6.96%	6.50%

Class B Shares
1 Year	-10.67%	-14.03%
5 Years	-0.60%	-0.60%
10 Years(a)	6.53%	6.53%

Class C Shares
1 Year	-11.14%	-11.98%
5 Years	-1.11%	-1.11%
10 Years	6.20%	6.20%

Advisor Class Shares†
1 Year	-10.21%	-10.21%
5 Years	-0.11%	-0.11%
10 Years	7.27%	7.27%

Class R Shares†
1 Year	-10.70%	-10.70%
5 Years	-0.61%	-0.61%
Since Inception*	6.82%	6.82%

Class K Shares†
1 Year	-10.48%	-10.48%
5 Years	-0.37%	-0.37%
Since Inception*	4.50%	4.50%

Class I Shares†
1 Year	-10.23%	-10.23%
5 Years	-0.11%	-0.11%
Since Inception*	4.76%	4.76%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.27%, 2.03%, 1.99%, 0.97%, 1.56%, 1.25% and 0.91% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2012)
SEC Returns

Class A Shares
1 Year	-9.80%
5 Years	-0.29%
10 Years	7.36%

Class B Shares
1 Year	-9.54%
5 Years	0.39%
10 Years(a)	7.39%

Class C Shares
1 Year	-7.39%
5 Years	-0.14%
10 Years	7.06%

Advisor Class Shares†
1 Year	-5.56%
5 Years	0.86%
10 Years	8.14%

Class R Shares†
1 Year	-6.02%
5 Years	0.37%
Since Inception*	7.12%

Class K Shares†
1 Year	-5.75%
5 Years	0.62%
Since Inception*	4.88%

Class I Shares†
1 Year	-5.56%
5 Years	0.87%
Since Inception*	5.14%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on page 3.

6	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,038.40	$6.22	1.22%
Hypothetical**	$1,000	$1,018.90	$6.16	1.22%
Class B
Actual	$1,000	$1,037.10	$6.88	1.35%
Hypothetical**	$1,000	$1,018.25	$6.81	1.35%
Class C
Actual	$1,000	$1,034.00	$9.81	1.93%
Hypothetical**	$1,000	$1,015.35	$9.72	1.93%
Advisor Class
Actual	$1,000	$1,039.40	$4.69	0.92%
Hypothetical**	$1,000	$1,020.40	$4.65	0.92%
Class R
Actual	$1,000	$1,036.50	$7.43	1.46%
Hypothetical**	$1,000	$1,017.70	$7.36	1.46%
Class K
Actual	$1,000	$1,037.90	$6.01	1.18%
Hypothetical**	$1,000	$1,019.10	$5.96	1.18%
Class I
Actual	$1,000	$1,039.50	$4.49	0.88%
Hypothetical**	$1,000	$1,020.60	$4.45	0.88%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,309.4

TEN LARGEST HOLDINGS**

May 31, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Dean Foods Co.	$20,452,741	1.6%
Endurance Specialty Holdings Ltd.	18,825,358	1.4
Newell Rubbermaid, Inc.	18,791,184	1.4
Platinum Underwriters Holdings Ltd.	18,660,015	1.4
Huntington Bancshares, Inc./OH	18,587,072	1.4
PNM Resources, Inc.	18,360,794	1.4
NV Energy, Inc.	18,349,937	1.4
Zions Bancorporation	18,098,653	1.4
Aspen Insurance Holdings Ltd.	17,991,446	1.4
Atmos Energy Corp.	17,824,349	1.4
	$185,941,549	14.2%

*	All data are as of May 31, 2012. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.4%
Financials – 31.7%
Capital Markets – 1.3%
Legg Mason, Inc.	637,750	$16,230,737

Commercial Banks – 10.5%
Associated Banc-Corp	1,233,285	15,613,388
CapitalSource, Inc.	2,785,860	17,634,494
Comerica, Inc.	582,710	17,726,038
First Niagara Financial Group, Inc.	1,938,590	15,644,421
Huntington Bancshares, Inc./OH	2,842,060	18,587,072
Popular, Inc.(a)	633,159	9,668,343
Susquehanna Bancshares, Inc.	1,675,150	16,131,695
Webster Financial Corp.	411,060	8,332,186
Zions Bancorporation(b)	951,059	18,098,653

		137,436,290

Insurance – 10.1%
Amtrust Financial Services, Inc.(b)	413,850	11,898,188
Aspen Insurance Holdings Ltd.	636,640	17,991,446
Endurance Specialty Holdings Ltd.	481,960	18,825,358
Fidelity National Financial, Inc. – Class A	853,080	16,072,027
Platinum Underwriters Holdings Ltd.	514,050	18,660,015
Reinsurance Group of America, Inc. – Class A	327,110	16,411,109
Torchmark Corp.	357,580	16,684,683
Unum Group	803,510	16,030,024

		132,572,850

Real Estate Investment Trusts (REITs) – 8.9%
BioMed Realty Trust, Inc.	942,441	17,011,060
BRE Properties, Inc.	294,200	14,483,466
Camden Property Trust	230,150	14,985,066
DiamondRock Hospitality Co.(b)	1,472,600	14,637,644
Entertainment Properties Trust	378,418	15,617,311
Glimcher Realty Trust	1,551,420	14,273,064
Home Properties, Inc.	171,670	10,289,900
Mid-America Apartment Communities, Inc.(b)	228,890	15,424,897

		116,722,408

Thrifts & Mortgage Finance – 0.9%
Washington Federal, Inc.	739,549	12,135,999

		415,098,284

Information Technology – 16.4%
Computers & Peripherals – 0.7%
NCR Corp.(a)	405,400	8,683,668

Electronic Equipment, Instruments & Components – 8.3%
Anixter International, Inc.	136,880	7,871,969
Arrow Electronics, Inc.(a)	461,379	15,645,362

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

AU Optronics Corp. (Sponsored ADR)(b)	2,998,519	$11,964,091
Avnet, Inc.(a)	528,850	16,124,636
Flextronics International Ltd.(a)	1,853,530	11,899,663
Ingram Micro, Inc. – Class A(a)	591,390	10,544,484
Insight Enterprises, Inc.(a)	598,650	8,913,898
TTM Technologies, Inc.(a)	1,366,470	12,626,183
Vishay Intertechnology, Inc.(a)(b)	1,242,130	13,191,420

		108,781,706

IT Services – 2.4%
Amdocs Ltd.(a)(b)	565,640	16,262,150
Convergys Corp.(a)	1,143,608	15,953,332

		32,215,482

Semiconductors & Semiconductor Equipment – 5.0%
Amkor Technology, Inc.(a)(b)	2,095,400	9,911,242
Entegris, Inc.(a)	1,831,760	14,122,869
Lam Research Corp.(a)(b)	394,070	14,698,811
Micron Technology, Inc.(a)(b)	2,419,345	14,128,975
MKS Instruments, Inc.	478,446	12,511,363

		65,373,260

		215,054,116

Consumer Discretionary – 14.8%
Auto Components – 2.6%
Dana Holding Corp.	584,380	7,783,941
Lear Corp.	388,380	15,476,943
TRW Automotive Holdings Corp.(a)	284,810	10,985,122

		34,246,006

Hotels, Restaurants & Leisure – 2.3%
MGM Resorts International(a)	1,444,689	15,645,982
Royal Caribbean Cruises Ltd.	616,020	14,507,271

		30,153,253

Household Durables – 3.7%
Meritage Homes Corp.(a)	479,560	14,391,596
Newell Rubbermaid, Inc.	1,021,260	18,791,184
NVR, Inc.(a)	18,510	14,896,848

		48,079,628

Media – 1.0%
Gannett Co., Inc.(b)	1,007,390	13,156,513

Specialty Retail – 4.0%
ANN, Inc.(a)	628,280	16,894,449
Childrens Place Retail Stores, Inc. (The)(a)	321,206	14,765,840
Men’s Wearhouse, Inc. (The)	339,260	12,209,967
Office Depot, Inc.(a)(b)	3,886,180	8,355,287

		52,225,543

Textiles, Apparel & Luxury Goods – 1.2%
Jones Group, Inc. (The)(b)	1,589,490	15,322,684

		193,183,627

10	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 10.8%
Building Products – 1.1%
Fortune Brands Home & Security, Inc.(a)	643,430	$14,554,386

Commercial Services & Supplies – 1.2%
Avery Dennison Corp.	529,890	15,425,098

Construction & Engineering – 0.7%
Tutor Perini Corp.(a)	826,740	9,292,558

Electrical Equipment – 1.9%
EnerSys(a)	252,130	8,315,247
General Cable Corp.(a)	567,580	16,153,327

		24,468,574

Machinery – 1.5%
Sauer-Danfoss, Inc.	193,498	6,991,083
Timken Co.	254,220	12,126,294

		19,117,377

Road & Rail – 2.7%
Avis Budget Group, Inc.(a)	797,130	11,837,381
Con-way, Inc.	436,230	15,420,730
Hertz Global Holdings, Inc.(a)	638,900	8,695,429

		35,953,540

Trading Companies & Distributors – 1.7%
Aircastle Ltd.	1,337,060	14,854,737
WESCO International, Inc.(a)	130,290	7,750,952

		22,605,689

		141,417,222

Utilities – 7.8%
Electric Utilities – 5.1%
Great Plains Energy, Inc.	706,780	14,079,058
NV Energy, Inc.	1,060,690	18,349,937
PNM Resources, Inc.	984,493	18,360,794
Portland General Electric Co.	666,120	16,752,918

		67,542,707

Gas Utilities – 2.7%
Atmos Energy Corp.	537,850	17,824,349
UGI Corp.	604,285	17,330,894

		35,155,243

		102,697,950

Energy – 5.9%
Energy Equipment & Services – 1.5%
Bristow Group, Inc.	339,810	13,609,390
Helmerich & Payne, Inc.	146,053	6,616,201

		20,225,591

Oil, Gas & Consumable Fuels – 4.4%
Plains Exploration & Production Co.(a)	322,080	11,527,243

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Stone Energy Corp.(a)	330,160	$7,778,570
Teekay Corp.(b)	442,220	11,913,407
Tesoro Corp.(a)	554,620	12,268,194
Western Refining, Inc.(b)	698,160	13,502,415

		56,989,829

		77,215,420

Consumer Staples – 4.9%
Beverages – 1.3%
Constellation Brands, Inc. – Class A(a)	863,775	16,662,220

Food Products – 3.6%
Dean Foods Co.(a)	1,307,720	20,452,741
Dole Food Co., Inc.(a)(b)	1,156,082	10,266,008
Tyson Foods, Inc. – Class A	889,130	17,222,448

		47,941,197

		64,603,417

Materials – 3.9%
Chemicals – 1.6%
Ferro Corp.(a)(b)	1,914,600	8,500,824
PolyOne Corp.	916,460	12,124,766

		20,625,590

Metals & Mining – 2.3%
Commercial Metals Co.	950,110	11,097,285
Reliance Steel & Aluminum Co.	227,805	10,754,674
Steel Dynamics, Inc.	816,940	8,610,547

		30,462,506

		51,088,096

Health Care – 3.2%
Health Care Providers & Services – 3.2%
Coventry Health Care, Inc.	392,530	11,932,912
Health Net, Inc.(a)	492,320	12,613,239
LifePoint Hospitals, Inc.(a)	469,627	17,291,666

		41,837,817

Total Common Stocks (cost $1,300,548,748)		1,302,195,949

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.13%(c) (cost $12,705,828)	12,705,828	12,705,828

Total Investments Before Security Lending Collateral for Securities Loaned – 100.4% (cost $1,313,254,576)		1,314,901,777

12	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 4.5%
Investment Companies – 4.5%
AllianceBernstein Exchange Reserves – Class I, 0.20%(c) (cost $58,303,353)	58,303,353	$58,303,353

Total Investments – 104.9% (cost $1,371,557,929)		1,373,205,130
Other assets less liabilities – (4.9)%		(63,854,899)

Net Assets – 100.0%		$1,309,350,231

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2012 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $1,300,548,748)	$1,302,195,949	(a)
Affiliated issuers (cost $71,009,181– including investment of cash collateral for securities loaned of $58,303,353)	71,009,181
Receivable for investment securities sold	3,791,630
Receivable for shares of beneficial interest sold	3,210,409
Dividends and interest receivable	1,153,963

Total assets	1,381,361,132

Liabilities
Payable for collateral received on securities loaned	58,303,353
Payable for investment securities purchased	6,762,978
Payable for shares of beneficial interest redeemed	5,278,632
Advisory fee payable	858,349
Distribution fee payable	321,459
Transfer Agent fee payable	98,938
Administrative fee payable	22,005
Accrued expenses	365,187

Total liabilities	72,010,901

Net Assets	$1,309,350,231

Composition of Net Assets
Paid-in capital	$1,266,030,850
Undistributed net investment income	972,867
Accumulated net realized gain on investment transactions	40,699,313
Net unrealized appreciation on investments	1,647,201

	$1,309,350,231

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$523,657,540	33,254,802	$15.75	*

B	$25,132,352	1,666,074	$15.08

C	$131,219,685	8,836,196	$14.85

Advisor	$320,111,394	20,020,872	$15.99

R	$114,772,792	7,375,269	$15.56

K	$46,263,549	2,961,716	$15.62

I	$148,192,919	9,451,555	$15.68

(a)	Includes securities on loan with a value of $55,595,344 (see Note E).

*	The maximum offering price per share for Class A shares was $16.45 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2012 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$10,742,616
Affiliated issuers	62,012
Securities lending income	103,042	$10,907,670

Expenses
Advisory fee (see Note B)	5,259,169
Distribution fee—Class A	847,334
Distribution fee—Class B	151,070
Distribution fee—Class C	710,900
Distribution fee—Class R	294,930
Distribution fee—Class K	56,358
Transfer agency—Class A	523,105
Transfer agency—Class B	37,776
Transfer agency—Class C	148,598
Transfer agency—Advisor Class	298,195
Transfer agency—Class R	153,364
Transfer agency—Class K	43,371
Transfer agency—Class I	90,566
Custodian	106,353
Registration fees	71,161
Printing	63,017
Administrative	36,738
Trustees’ fees	23,954
Audit	23,550
Legal	20,817
Miscellaneous	23,557

Total expenses	8,983,883
Less: expenses waived and reimbursed by the Adviser (see Note B)	(464,546)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(105,749)

Net expenses		8,413,588

Net investment income		2,494,082

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		48,073,012
Net change in unrealized appreciation/depreciation of investments		3,004,400

Net gain on investment transactions		51,077,412

Net Increase in Net Assets from Operations		$53,571,494

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,494,082	$2,521,503
Net realized gain on investment transactions	48,073,012	121,156,463
Net change in unrealized appreciation/depreciation of investments	3,004,400	(162,655,166)

Net increase (decrease) in net assets from operations	53,571,494	(38,977,200)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(841,944)	(475,553)
Class B	(23,744)	(32,822)
Advisor Class	(1,262,322)	(888,248)
Class K	(80,372)	(71,866)
Class I	(1,020,772)	(940,776)
Net realized gain on investment transactions
Class A	(30,949,801)	– 0	–
Class B	(1,818,641)	– 0	–
Class C	(8,129,604)	– 0	–
Advisor Class	(16,572,487)	– 0	–
Class R	(6,368,791)	– 0	–
Class K	(2,238,246)	– 0	–
Class I	(11,874,543)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(37,549,146)	91,785,853

Total increase (decrease)	(65,158,919)	50,399,388
Net Assets
Beginning of period	1,374,509,150	1,324,109,762

End of period (including undistributed net investment income of $972,867 and $1,707,939, respectively)	$1,309,350,231	$1,374,509,150

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Small/Mid Cap Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	17

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for

18	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2012:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$1,302,195,949		$	– 0	–	$	– 0	–	$1,302,195,949
Short-Term Investments	12,705,828			– 0	–		– 0	–	12,705,828
Investments of Cash Collateral for Security Loaned in Affiliated Money Market Fund	58,303,353			– 0	–		– 0	–	58,303,353

Total Investments in Securities	1,373,205,130			– 0	–		– 0	–	1,373,205,130
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,373,205,130		$	– 0	–	$	– 0	–	$1,373,205,130

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	19

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

20	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.15%, 1.85%, 1.85%, .85%, 1.35%, 1.10% and .85% of the average daily net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps expired on February 29, 2012. For the six months ended May 31, 2012, such reimbursement waivers amounted to $464,546.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2012, such fee amounted to $36,738.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $342,715 for the six months ended May 31, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	21

Notes to Financial Statements

Distributor has advised the Fund that it has retained front-end sales charges of $5,817 from the sale of Class A shares and received $3,979, $3,843 and $6,307 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2012 is as follows:

Market Value November 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2012 (000)	Dividend Income (000)
$ 31,027	$237,765	$256,086	$12,706	$9

Brokerage commissions paid on investment transactions for the six months ended May 31, 2012 amounted to $1,378,677, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. For the period November 1, 2006 through October 31, 2007, with respect to Class B shares, payments made to the Distributor were voluntarily limited to .40% of the average daily net assets attributable to Class B shares. For the period November 1, 2007 through April 30, 2008, with respect to Class B shares, payments to the distributor were voluntarily limited to .35% of the average daily net assets attributable to Class B shares. For the period May 1, 2008 through May 31, 2010, payments made to the Distributor were voluntarily limited to .20% of average daily net assets attributable to Class B shares. For the period June 1, 2010 through May 31, 2011, with respect to Class B shares, payments made to the Distributor were voluntarily limited to .25% of the

22	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

average daily net assets attributable to Class B shares. As of June 1, 2011, with respect to Class B shares, payments made to the Distributor are voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the six months ended May 31, 2012, such waiver amounted to $105,749. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $136,245, $2,516,958, $1,167,432 and $367,063 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$416,735,296		$515,379,591
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$105,604,866
Gross unrealized depreciation	(103,957,665)

Net unrealized appreciation	$1,647,201

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2012.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	23

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all securities loans will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Trust’s Board of Trustees. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2012, the Fund had securities on loan with a value of $55,595,344 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $58,303,353. The cash collateral will be adjusted on the next

24	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

business day after period end to maintain the required collateral amount. The Fund earned securities lending income of $103,042 and $52,847 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended May 31, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended May 31, 2012 is as follows:

Market Value November 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2012 (000)	Dividend Income (000)
$ 48,560	$216,655	$206,912	$58,303	$53

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011

Class A
Shares sold	3,419,709	13,734,702	$56,336,631	$241,169,482

Shares issued in reinvestment of dividends and distributions	1,943,010	24,882	29,533,739	438,673

Shares converted from Class B	277,645	631,961	4,576,086	11,092,543

Shares redeemed	(6,762,445)	(13,952,697)	(110,724,482)	(238,491,744)

Net increase (decrease)	(1,122,081)	438,848	$(20,278,026)	$14,208,954

Class B
Shares sold	17,548	105,057	$277,575	$1,793,851

Shares issued in reinvestment of dividends and distributions	118,761	1,789	1,730,351	30,330

Shares converted to Class A	(289,857)	(657,562)	(4,576,086)	(11,092,543)

Shares redeemed	(182,297)	(465,025)	(2,877,986)	(7,726,997)

Net decrease	(335,845)	(1,015,741)	$(5,446,146)	$(16,995,359)

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	25

Notes to Financial Statements

	Shares			Amount
	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011		Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011
Class C
Shares sold	656,395	1,975,815		$10,202,267	$33,204,827

Shares issued in reinvestment of distributions	513,461	– 0	–	7,383,568	– 0	–

Shares redeemed	(1,334,123)	(2,254,044)		(20,648,687)	(36,196,449)

Net decrease	(164,267)	(278,229)		$(3,062,852)	$(2,991,622)

Advisor Class
Shares sold	3,927,214	9,878,292		$65,096,070	$176,155,479

Shares issued in reinvestment of dividends and distributions	1,053,283	43,078		16,241,626	768,946

Shares redeemed	(3,058,898)	(6,181,529)		(50,841,140)	(107,571,592)

Net increase	1,921,599	3,739,841		$30,496,556	$69,352,833

Class R
Shares sold	1,228,059	3,414,534		$20,022,946	$58,682,454

Shares issued in reinvestment of distributions	423,435	– 0	–	6,368,461	– 0	–

Shares redeemed	(1,061,665)	(2,285,988)		(17,115,156)	(39,380,728)

Net increase	589,829	1,128,546		$9,276,251	$19,301,726

Class K
Shares sold	879,973	1,029,254		$14,560,297	$17,658,356

Shares issued in reinvestment of dividends and distributions	153,754	4,109		2,318,615	71,866

Shares redeemed	(506,837)	(1,135,164)		(8,336,446)	(19,502,356)

Net increase (decrease)	526,890	(101,801)		$8,542,466	$(1,772,134)

Class I
Shares sold	1,272,760	6,716,198		$21,019,362	$117,412,771

Shares issued in reinvestment of dividends and distributions	849,895	50,965		12,850,406	893,929

Shares redeemed	(5,661,672)	(6,237,640)		(90,947,163)	(107,625,245)

Net increase (decrease)	(3,539,017)	529,523		$(57,077,395)	$10,681,455

26	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2012.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	27

Notes to Financial Statements

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2011 and November 30, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$2,409,265	$3,530,703

Total taxable distributions	2,409,265	3,530,703

Total distributions paid	$2,409,265	$3,530,703

As of November 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,707,939
Undistributed capital gain	77,858,177	(a)
Unrealized appreciation/(depreciation)	(8,636,961	)(b)

Total accumulated earnings/(deficit)	$70,929,155

(a)	During the fiscal year, the Fund utilized capital loss carryforwards of $32,223,168.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primary due to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE J

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

28	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 16.11	$ 16.38	$ 13.13	$ 9.18	$ 16.77	$ 17.89

Income From Investment Operations
Net investment income(a)(b)	.03	.03	.02	.05	.09	.09
Net realized and unrealized gain (loss) on investment transactions	.55	(.29)	3.27	3.99	(6.29)	.60

Net increase (decrease) in net asset value from operations	.58	(.26)	3.29	4.04	(6.20)	.69

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.01)	(.04)	(.09)	(.03)	(.12)
Distributions from net realized gain on investment transactions	(.92)	– 0	–	– 0	–	– 0	–	(1.36)	(1.69)

Total dividends and distributions	(.94)	(.01)	(.04)	(.09)	(1.39)	(1.81)

Net asset value, end of period	$ 15.75	$ 16.11	$ 16.38	$ 13.13	$ 9.18	$ 16.77

Total Return
Total investment return based on net asset value(c)	3.84%	(1.57)%	25.11%	44.38	%*	(40.35	)%*	4.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$523,657	$553,923	$555,971	$411,472	$300,760	$571,165
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.22	%(d)	1.15%	1.15	%(e)	1.15%	1.15%	1.15	%(e)
Expenses, before waivers/ reimbursements	1.29	%(d)	1.27%	1.33	%(e)	1.37%	1.34%	1.27	%(e)
Net investment income(b)	.33	%(d)	.15%	.17	%(e)	.50%	.62%	.54	%(e)
Portfolio turnover rate	30%	72%	57%	64%	48%	30%

See footnote summary on page 37.

30	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 15.47	$ 15.75	$ 12.65	$ 8.86	$ 16.24	$ 17.30

Income From Investment Operations
Net investment income (loss)(a)(f)	.02	(.00	)(g)	(.01)	.03	.06	(b)	.06	(b)
Net realized and unrealized gain (loss) on investment transactions	.52	(.27)	3.15	3.84	(6.08)	.57

Net increase (decrease) in net asset value from operations	.54	(.27)	3.14	3.87	(6.02)	.63

Less: Dividends and Distributions
Dividends from net investment income	(.01)	(.01)	(.04)	(.08)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.92)	– 0	–	– 0	–	– 0	–	(1.36)	(1.69)

Total dividends and distributions	(.93)	(.01)	(.04)	(.08)	(1.36)	(1.69)

Net asset value, end of period	$ 15.08	$ 15.47	$ 15.75	$ 12.65	$ 8.86	$ 16.24

Total Return
Total investment return based on net asset value(c)	3.71%	(1.71)%	24.90%	44.11	%*	(40.49	)%*	3.86%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,132	$30,972	$47,532	$68,527	$70,770	$174,860
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.35	%(d)	1.30%	1.31	%(e)	1.36%	1.33%	1.40	%(e)
Expenses, before waivers/ reimbursements	2.05	%(d)	2.03%	2.09	%(e)	2.16%	2.06%	2.01	%(e)
Net investment income (loss)(f)	.19	%(d)	(.01)%	(.03	)%(e)	.33%	.42	%(b)	.33	%(b)(e)
Portfolio turnover rate	30%	72%	57%	64%	48%	30%

See footnote summary on page 37.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 15.28	$ 15.63	$ 12.58	$ 8.77	$ 16.17	$ 17.30

Income From Investment Operations
Net investment loss(a)(b)	(.03)	(.09)	(.08)	(.02)	(.01)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.52	(.26)	3.13	3.83	(6.03)	.58

Net increase (decrease) in net asset value from operations	.49	(.35)	3.05	3.81	(6.04)	.56

Less: Distributions
Distributions from net realized gain on investment transactions	(.92)	– 0	–	– 0	–	– 0	–	(1.36)	(1.69)

Net asset value, end of period	$ 14.85	$ 15.28	$ 15.63	$ 12.58	$ 8.77	$ 16.17

Total Return
Total investment return based on net asset value(c)	3.40%	(2.24)%	24.24%	43.44	%*	(40.81	)%*	3.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$131,220	$137,491	$145,004	$115,634	$95,201	$204,487
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.93	%(d)	1.85%	1.85	%(e)	1.85%	1.85%	1.85	%(e)
Expenses, before waivers/ reimbursements	2.01	%(d)	1.99%	2.05	%(e)	2.11%	2.05%	1.98	%(e)
Net investment loss(b)	(.38	)%(d)	(.56)%	(.53	)%(e)	(.19)%	(.09)%	(.14	)%(e)
Portfolio turnover rate	30%	72%	57%	64%	48%	30%

See footnote summary on page 37.

32	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 16.37	$ 16.63	$ 13.32	$ 9.33	$ 17.03	$ 18.13

Income From Investment Operations
Net investment income(a)(b)	.05	.08	.07	.08	.13	.15
Net realized and unrealized gain (loss) on investment transactions	.56	(.28)	3.31	4.04	(6.39)	.60

Net increase (decrease) in net asset value from operations	.61	(.20)	3.38	4.12	(6.26)	.75

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.06)	(.07)	(.13)	(.08)	(.16)
Distributions from net realized gain on investment transactions	(.92)	– 0	–	– 0	–	– 0	–	(1.36)	(1.69)

Total dividends and distributions	(.99)	(.06)	(.07)	(.13)	(1.44)	(1.85)

Net asset value, end of period	$ 15.99	$ 16.37	$ 16.63	$ 13.32	$ 9.33	$ 17.03

Total Return
Total investment return based on net asset value(c)	3.94%	(1.23)%	25.50%	44.78	%*	(40.18	)%*	4.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$320,111	$296,244	$238,840	$182,777	$111,814	$175,011
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.92	%(d)	.85%	.85	%(e)	.85%	.85%	.85	%(e)
Expenses, before waivers/ reimbursements	.99	%(d)	.97%	1.03	%(e)	1.06%	1.04%	.97	%(e)
Net investment income(b)	.63	%(d)	.46%	.46	%(e)	.77%	.94%	.84	%(e)
Portfolio turnover rate	30%	72%	57%	64%	48%	30%
See footnote summary on page 37.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 15.93	$ 16.21	$ 13.01	$ 9.10	$ 16.66	$ 17.82

Income From Investment Operations
Net investment income (loss)(a)(b)	.01	(.01)	(.00	)(g)	.03	.06	.05
Net realized and unrealized gain (loss) on investment transactions	.54	(.27)	3.23	3.96	(6.24)	.61

Net increase (decrease) in net asset value from operations	.55	(.28)	3.23	3.99	(6.18)	.66

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.03)	(.08)	(.02)	(.13)
Distributions from net realized gain on investment transactions	(.92)	– 0	–	– 0	–	– 0	–	(1.36)	(1.69)

Total dividends and distributions	(.92)	– 0	–	(.03)	(.08)	(1.38)	(1.82)

Net asset value, end of period	$ 15.56	$ 15.93	$ 16.21	$ 13.01	$ 9.10	$ 16.66

Total Return
Total investment return based on net asset value(c)	3.65%	(1.73)%	24.85%	44.19	%*	(40.50	)%*	3.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$114,773	$108,078	$91,714	$55,290	$30,639	$40,382
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.46	%(d)	1.35%	1.35	%(e)	1.35%	1.35%	1.35	%(e)
Expenses, before waivers/ reimbursements	1.56	%(d)	1.56%	1.60	%(e)	1.58%	1.54%	1.51	%(e)
Net investment income (loss)(b)	.10	%(d)	(.04)%	(.02	)%(e)	.27%	.44%	.26	%(e)
Portfolio turnover rate	30%	72%	57%	64%	48%	30%

See footnote summary on page 37.

34	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 16.00	$ 16.27	$ 13.05	$ 9.14	$ 16.74	$ 17.91

Income From Investment Operations
Net investment income(a)(b)	.03	.03	.03	.05	.10	.08
Net realized and unrealized gain (loss) on investment transactions	.54	(.27)	3.25	3.97	(6.27)	.62

Net increase (decrease) in net asset value from operations	.57	(.24)	3.28	4.02	(6.17)	.70

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.03)	(.06)	(.11)	(.07)	(.18)
Distributions from net realized gain on investment transactions	(.92)	– 0	–	– 0	–	– 0	–	(1.36)	(1.69)

Total dividends and distributions	(.95)	(.03)	(.06)	(.11)	(1.43)	(1.87)

Net asset value, end of period	$ 15.62	$ 16.00	$ 16.27	$ 13.05	$ 9.14	$ 16.74

Total Return
Total investment return based on net asset value(c)	3.79%	(1.50)%	25.20%	44.51	%*	(40.36	)%*	4.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46,264	$38,947	$41,265	$24,411	$12,447	$18,514
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.18	%(d)	1.10%	1.10	%(e)	1.10%	1.10%	1.10	%(e)
Expenses, before waivers/ reimbursements	1.25	%(d)	1.25%	1.30	%(e)	1.26%	1.26%	1.23	%(e)
Net investment income(b)	.38	%(d)	.19%	.23	%(e)	.50%	.69%	.48	%(e)
Portfolio turnover rate	30%	72%	57%	64%	48%	30%

See footnote summary on page 37.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 16.08	$ 16.35	$ 13.11	$ 9.20	$ 16.84	$ 17.98

Income From Investment Operations
Net investment income(a)(b)	.06	.08	.07	.08	.13	.12
Net realized and unrealized gain (loss) on investment transactions	.54	(.27)	3.26	3.98	(6.30)	.62

Net increase (decrease) in net asset value from operations	.60	(.19)	3.33	4.06	(6.17)	.74

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.08)	(.09)	(.15)	(.11)	(.19)
Distributions from net realized gain on investment transactions	(.92)	– 0	–	– 0	–	– 0	–	(1.36)	(1.69)

Total dividends and distributions	(1.00)	(.08)	(.09)	(.15)	(1.47)	(1.88)

Net asset value, end of period	$ 15.68	$ 16.08	$ 16.35	$ 13.11	$ 9.20	$ 16.84

Total Return
Total investment return based on net asset value(c)	3.95%	(1.23)%	25.51%	44.86	%*	(40.20	)%*	4.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$148,193	$208,854	$203,784	$117,002	$75,045	$133,438
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.88	%(d)	.85%	.85	%(e)	.85%	.85%	.84	%(e)
Expenses, before waivers/ reimbursements	.90	%(d)	.91%	.96	%(e)	.94%	.92%	.85	%(e)
Net investment income(b)	.70	%(d)	.45%	.48	%(e)	.78%	.93%	.69	%(e)
Portfolio turnover rate	30%	72%	57%	64%	48%	30%

See footnote summary on page 37.

36	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Net of fees and expenses waived by Distributor.

(g)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2009 and November 30, 2008 by 0.01% and 0.01%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	37

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

James W. MacGregor(2), Vice President

Andrew J. Weiner(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor, Paul and Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

38	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Small/Mid Cap Value Fund (the “Fund”) at a meeting held on May 1-3, 2012.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	39

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the trustees on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes

40	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2012 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 2500 Value Index and the Russell 2500 Index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2012 and (in the case of comparisons with the indices) the since inception period (March 2001 inception). The trustees noted that the Fund was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and the Performance Universe for the 3-year period, in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 5-year period, and in the 3rd quintile of the Performance Group and the Performance Universe for the 10-year period. The Fund lagged both indices in the 1-year period but outperformed the indices in all other periods. The trustees also reviewed performance information for periods ended March 31, 2012 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Fund had outperformed the Lipper Small Cap Value Funds Average and both indices. Based on their review, the trustees concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer. The trustees noted that the institutional fee schedule

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	41

started at a higher fee rate than the Fund’s starting fee rate, but had more breakpoints starting at lower asset levels than the fee schedule applicable to the Fund. As a result, the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than the rate being paid by the Fund. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information that indicated that the Fund’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising other registered investment companies with a similar investment style. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the trustees considered these comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The expense ratio of the Fund reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The trustees noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The trustees noted that, at the Fund’s current size, its contractual effective advisory fee rate of 75 basis points, plus the less than 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The trustees noted that the Fund’s total expense ratio, which reflected a cap by the Adviser, was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Fund’s expense ratio was satisfactory.

42	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	43

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust (the “Trust”) in respect of AllianceBernstein Small/Mid Cap Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Trustees on May 1-3, 2012.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

44	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Fund
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,488.9	Small/Mid Cap Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $21,006 (0.001% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	45

Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. In addition, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5]		Fiscal Year End
Small/Mid Cap Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.85 1.15 1.85 1.85 1.35 1.10 0.85	% % % % % % %	0.97 1.27 2.03 1.99 1.56 1.25 0.91	% % % % % % %	November 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at

5	Annualized.

46	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2012 net assets:7

Fund	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	$1,488.9	Small & Mid Cap Value 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum account size: $25m	0.563%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.8 Also shown is the

6

The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7

The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	47

Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Fund. Also shown is the Fund’s advisory fee and what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on March 31, 2012 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	Client #1	0.50% on 1st $250 million 0.45% on the balance	0.458%	0.750%

	Client #2	0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance	0.557%	0.750%

	Client #3	0.61% on 1st $250 million 0.50% on the balance	0.511%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

48	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)10 and the Portfolio’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
Small/Mid Cap Value Fund	0.750	0.791	5/12

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”).

9

The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10

Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11

The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

12

The contractual management fee would not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements for expense caps that would effectively reduce the actual management fee.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	49

The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Value Fund	1.150	1.325	1/12	1.395	1/46

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund slightly decreased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads,

13

Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year end Class A total expense ratio.

50	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $19,601, $4,486,042 and $42,906 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $884,057 in fees from the Fund.15

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any future business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

15

The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. Due to lower average balances and interest rates during the Funds’ most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	51

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

17

The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18

The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

52	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 29, 2012.22

Small/Mid Cap Value Fund	Fund	PG Median	PU Median	PG Rank	PU Rank
1 year	-3.94	-1.27	-0.45	10/12	46/52
3 year	32.45	30.42	30.68	3/12	10/45
5 year	3.14	2.17	1.52	5/12	10/42
10 year	8.31	8.31	7.85	6/11	11/26

19

The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

21	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in a PU is somewhat different from that of an EU.

22	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	53

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmark.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 29, 2012 Annualized Performance
					Since	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Inception (%)	Volatility (%)	Sharpe (%)
Small/Mid Cap Value Fund	-3.94	32.45	3.14	8.31	9.81	24.70	0.38	10
Russell 2500 Value Index	-0.80	29.59	0.70	7.83	8.58	20.87	0.37	10
Russell 2500 Index	1.45	31.28	2.79	7.98	8.12	N/A	N/A	N/A
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

24	The Adviser provided Fund and benchmark performance return information for periods through February 29, 2012.

25	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

54	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	55

AllianceBernstein Family of Funds

NOTES

56	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

NOTES

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	57

NOTES

58	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

NOTES

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SMCV-0152-0512

SEMI-ANNUAL REPORT

AllianceBernstein

International Value Fund

May 31, 2012

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 18, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2012.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Fund invests significantly—at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P. (the “Adviser”) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swap agreements. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended May 31, 2012.

For the six-month period ended May 31, 2012, the Fund declined in absolute terms and underperformed its benchmark, before sales charges. Security selection and sector positioning combined to drive the deficit.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	1

Currency selection was also negative. Underweight exposure to both the consumer staples sector and the yen undercut relative performance, as did stock selection in the technology sector. Stock selection in the financial sector and underweight exposure to the euro boosted performance. During the six-month period, the Fund employed derivatives in the form of futures for investment purposes and this had a nominal impact on performance; forwards for hedging and investment purposes, and this detracted from performance, purchased options for hedging purposes and this detracted from performance; and written options for hedging purposes and this had a nominal effect on performance. The Fund’s performance was not impacted by leverage.

For the 12-month period, the Fund declined in absolute terms and underperformed its benchmark, before sales charges. Stock selection was responsible for most of the deficit, though sector positioning and currency selection also contributed to underperformance. Stock selection in the financial, consumer cyclicals and industrial commodities sectors detracted from relative performance, as did underweight exposure to the consumer staples sector. Underweight exposure to both the Swiss franc and the euro, along with stock selection in the consumer staples sector, helped offset some of the losses. During the 12-month period, the Fund employed derivatives in the form of futures for investment purposes and this detracted from performance; forwards for hedging and investment purposes, and this detracted from performance, purchased options for hedging purposes and this detracted from performance; and written options for hedging purposes and this had a nominal effect on performance. The Fund’s performance was not impacted by leverage.

Market Review and Investment Strategy

The rally in the global equity markets that started in the latter half of 2010 came to an abrupt end in May 2011, as mounting global economic woes accelerated investor de-risking. Amid eroding investor confidence and spiking volatility, world financial markets were mired in a severe correction mode for much of the second half of the year, as a huge overhang of debt burdened the U.S. and Europe, and growth in emerging markets slowed. In the final months of 2011, encouraging U.S. economic data suggesting that the world’s largest economy may be gaining momentum, coupled with the preemptive, coordinated actions of the world’s leading central banks, including the U.S. Federal Reserve and the European Central Bank (“ECB”), to avert a liquidity shortage in both the global financial system and the undercapitalized European banking system, eased investor concerns. The subsequent calm in the global macroeconomic climate, fortified by a second massive injection of liquidity by the ECB, ignited a rally during the first three months of 2012, which ended in April on familiar concerns about the economic health of Europe and China.

In managing the Fund, the International Value Senior Investment

2	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Management Team (the “Team”) has navigated current market conditions by investing opportunistically across a wide range of countries and sectors with an eye toward risk control in light of the recent volatility. The Team has positioned the Fund to capture the potential it sees in undervalued companies recovering from the recent market downturn that exhibit strong free cash flows and solid balance sheets.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI EAFE Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. Net returns reflect the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are more fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein International Value Fund
Class A	-9.27%	-27.28%

Class B*	-9.67%	-27.86%

Class C	-9.70%	-27.91%

Advisor Class**	-9.18%	-27.10%

Class R**	-9.39%	-27.46%

Class K**	-9.28%	-27.24%

Class I**	-9.06%	-26.94%

MSCI EAFE Index (net)	-4.70%	-20.48%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	-27.28%	-30.39%
5 Years	-14.16%	-14.90%
10 Years	1.99%	1.55%

Class B Shares
1 Year	-27.86%	-30.64%
5 Years	-14.83%	-14.83%
10 Years(a)	1.38%	1.38%

Class C Shares
1 Year	-27.91%	-28.60%
5 Years	-14.80%	-14.80%
10 Years	1.25%	1.25%

Advisor Class Shares†
1 Year	-27.10%	-27.10%
5 Years	-13.92%	-13.92%
10 Years	2.27%	2.27%

Class R Shares†
1 Year	-27.46%	-27.46%
5 Years	-14.36%	-14.36%
Since Inception*	0.69%	0.69%

Class K Shares†
1 Year	-27.24%	-27.24%
5 Years	-14.10%	-14.10%
Since Inception*	-3.61%	-3.61%

Class I Shares†
1 Year	-26.94%	-26.94%
5 Years	-13.78%	-13.78%
Since Inception*	-3.28%	-3.28%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.38%, 2.16%, 2.11%, 1.10%, 1.56%, 1.25% and 0.86% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed below.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2012)
SEC Returns

Class A Shares
1 Year	-24.71%
5 Years	-13.96%
10 Years	2.56%

Class B Shares
1 Year	-24.98%
5 Years	-13.88%
10 Years(a)	2.40%

Class C Shares
1 Year	-22.70%
5 Years	-13.84%
10 Years	2.26%

Advisor Class Shares†
1 Year	-21.14%
5 Years	-12.96%
10 Years	3.30%

Class R Shares†
1 Year	-21.52%
5 Years	-13.40%
Since Inception*	1.43%

Class K Shares†
1 Year	-21.36%
5 Years	-13.15%
Since Inception*	-2.74%

Class I Shares†
1 Year	-20.99%
5 Years	-12.81%
Since Inception*	-2.39%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed below.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$907.30	$7.01	1.47%
Hypothetical**	$1,000	$1,017.65	$7.41	1.47%
Class B
Actual	$1,000	$903.30	$10.71	2.25%
Hypothetical**	$1,000	$1,013.75	$11.33	2.25%
Class C
Actual	$1,000	$903.00	$10.47	2.20%
Hypothetical**	$1,000	$1,014.00	$11.08	2.20%
Advisor Class
Actual	$1,000	$908.20	$5.63	1.18%
Hypothetical**	$1,000	$1,019.10	$5.96	1.18%
Class R
Actual	$1,000	$906.10	$7.62	1.60%
Hypothetical**	$1,000	$1,017.00	$8.07	1.60%
Class K
Actual	$1,000	$907.20	$6.15	1.29%
Hypothetical**	$1,000	$1,018.55	$6.51	1.29%
Class I
Actual	$1,000	$909.40	$4.11	0.86%
Hypothetical**	$1,000	$1,020.70	$4.34	0.86%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	9

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $798.4

*	All data are as of May 31, 2012. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.4% or less in the following countries: Belgium, China, Norway, Poland, Portugal, Russia, Singapore, South Africa, Spain, Thailand, and Turkey.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
BP PLC	$30,921,647	3.9%
AstraZeneca PLC	23,864,618	3.0
Royal Dutch Shell PLC	23,622,439	2.9
Nippon Telegraph & Telephone Corp.	17,351,049	2.2
Vodafone Group PLC	17,293,979	2.2
Novartis AG	15,039,053	1.9
Roche Holding AG	14,324,418	1.8
Nissan Motor Co., Ltd.	13,870,438	1.7
Telecom Italia SpA (savings shares)	12,750,803	1.6
National Australia Bank Ltd.	12,385,363	1.5
	$181,423,807	22.7%

*	Long-term investments.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.3%
Financials – 19.2%
Capital Markets – 2.0%
Deutsche Bank AG(a)	241,980	$8,771,487
Macquarie Group Ltd.	262,960	6,894,286

		15,665,773

Commercial Banks – 10.3%
Australia & New Zealand Banking Group Ltd.	182,410	3,708,038
Banco do Brasil SA	574,700	5,698,986
Barclays PLC	2,592,100	7,111,721
HSBC Holdings PLC	805,667	6,354,918
KB Financial Group, Inc.	209,293	6,526,225
Lloyds Banking Group PLC(b)	14,861,380	5,849,797
Mitsubishi UFJ Financial Group, Inc.	2,256,400	9,738,103
National Australia Bank Ltd.(a)	566,270	12,385,363
Societe Generale SA(b)	367,176	7,333,459
Sumitomo Mitsui Financial Group, Inc.	345,900	10,078,333
Turkiye Vakiflar Bankasi Tao – Class D	2,185,740	3,484,034
Westpac Banking Corp.	207,959	4,104,234

		82,373,211

Diversified Financial Services – 2.1%
ING Groep NV(b)	1,804,925	10,443,124
ORIX Corp.	68,420	5,903,278

		16,346,402

Insurance – 4.3%
Aegon NV	1,322,350	5,582,375
Allianz SE	133,685	12,149,273
Aviva PLC	1,371,100	5,564,822
Muenchener Rueckversicherungs AG	60,390	7,510,875
Suncorp Group Ltd.	482,310	3,641,019

		34,448,364

Real Estate Management & Development – 0.5%
Evergrande Real Estate Group Ltd.(a)(b)	7,784,000	4,260,142

		153,093,892

Consumer Discretionary – 14.6%
Auto Components – 3.2%
Cie Generale des Etablissements Michelin – Class B(a)	111,350	6,528,087
GKN PLC	2,548,320	7,231,531
Magna International, Inc. – Class A(a)	151,370	6,118,698
NGK Spark Plug Co., Ltd.(a)	269,400	3,445,768
Sumitomo Rubber Industries Ltd.	196,700	2,373,646

		25,697,730

Automobiles – 7.5%
Bayerische Motoren Werke AG	90,530	6,876,478
Honda Motor Co., Ltd.	329,600	10,477,416
Kia Motors Corp.	61,260	4,156,810

12	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Mazda Motor Corp.(a)(b)	4,535,000	$5,754,282
Nissan Motor Co., Ltd.	1,442,200	13,870,438
Renault SA(a)	175,110	7,359,676
Volkswagen AG (Preference Shares)	72,110	11,569,947

		60,065,047

Distributors – 0.2%
Jardine Cycle & Carriage Ltd.	46,000	1,497,230

Household Durables – 1.7%
Sharp Corp./Japan(a)	1,548,100	8,080,017
Sony Corp.	384,300	5,092,183

		13,172,200

Leisure Equipment & Products – 0.2%
Namco Bandai Holdings, Inc.	125,800	1,526,375

Media – 0.3%
Informa PLC	495,350	2,612,925

Specialty Retail – 1.0%
Shimamura Co., Ltd.	22,100	2,504,965
Yamada Denki Co., Ltd.	112,130	5,613,444

		8,118,409

Textiles, Apparel & Luxury Goods – 0.5%
Yue Yuen Industrial Holdings Ltd.	1,145,500	3,573,364

		116,263,280

Energy – 13.8%
Energy Equipment & Services – 0.9%
Seadrill Ltd.	207,160	6,878,033

Oil, Gas & Consumable Fuels – 12.9%
BP PLC	5,086,640	30,921,647
China Petroleum & Chemical Corp. – Class H(a)	5,350,000	4,768,246
ENI SpA	518,000	9,978,933
Gazprom OAO (Sponsored ADR)	832,980	7,313,564
JX Holdings, Inc.	1,410,500	7,151,077
LUKOIL OAO (London) (Sponsored ADR)	79,860	4,183,067
Nexen, Inc. (Toronto)	425,535	6,674,413
Petroleo Brasileiro SA (Sponsored ADR)	316,830	5,988,087
PTT PCL	272,300	2,678,922
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	761,793	23,622,439

		103,280,395

		110,158,428

Materials – 10.7%
Chemicals – 2.8%
Agrium, Inc. (Toronto)	87,410	6,844,867
Air Water, Inc.	4,900	56,459
Koninklijke DSM NV	229,453	10,928,381
Mitsubishi Gas Chemical Co., Inc.	102,000	592,093

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

OCI Co., Ltd.(a)	12,440	$2,140,519
Ube Industries Ltd./Japan	904,000	2,071,484

		22,633,803

Construction Materials – 0.4%
Taiheiyo Cement Corp.	1,555,000	3,150,746

Metals & Mining – 7.5%
Anglo American PLC	291,060	8,871,518
Dowa Holdings Co., Ltd.	336,700	2,048,512
Exxaro Resources Ltd.	123,900	2,772,774
Goldcorp, Inc.	78,000	2,847,074
KGHM Polska Miedz SA	123,850	4,495,353
OneSteel Ltd.(a)	3,402,156	3,491,476
Rio Tinto PLC	282,850	12,169,189
ThyssenKrupp AG	420,600	6,975,279
Vale SA (Sponsored ADR) (Local Preference Shares)	540,830	9,799,839
Xstrata PLC	447,440	6,391,517

		59,862,531

		85,647,080

Health Care – 8.5%
Pharmaceuticals – 8.5%
AstraZeneca PLC	590,780	23,864,618
GlaxoSmithKline PLC	515,570	11,424,538
Novartis AG	288,670	15,039,053
Otsuka Holdings Co., Ltd.	115,400	3,626,820
Roche Holding AG	91,530	14,324,418

		68,279,447

Telecommunication Services – 7.9%
Diversified Telecommunication Services – 4.6%
Nippon Telegraph & Telephone Corp.	403,000	17,351,049
Telecom Italia SpA (ordinary shares)(a)	5,139,276	4,246,445
Telecom Italia SpA (savings shares)(a)	12,449,500	8,504,358
Vivendi SA(a)	424,803	6,876,719

		36,978,571

Wireless Telecommunication Services – 3.3%
NTT DoCoMo, Inc.	5,578	8,898,812
Vodafone Group PLC	6,484,475	17,293,979

		26,192,791

		63,171,362

Industrials – 7.9%
Aerospace & Defense – 1.0%
Safran SA(a)	222,940	7,676,897

Airlines – 1.1%
Cathay Pacific Airways Ltd.	2,020,000	3,111,559
Deutsche Lufthansa (REG)	543,480	5,724,766

		8,836,325

14	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Building Products – 1.1%
Asahi Glass Co., Ltd.	1,378,000	$9,240,372

Construction & Engineering – 1.5%
Bouygues SA	481,460	11,692,713

Electrical Equipment – 1.1%
Sumitomo Electric Industries Ltd.	755,800	8,733,841

Industrial Conglomerates – 0.7%
Cookson Group PLC	313,680	3,045,969
Jardine Matheson Holdings Ltd.	52,000	2,508,356

		5,554,325

Machinery – 0.3%
IHI Corp.	1,061,000	2,174,454

Trading Companies & Distributors – 1.1%
Mitsubishi Corp.	358,200	6,989,498
Mitsui & Co., Ltd.	136,000	1,911,477

		8,900,975

		62,809,902

Information Technology – 7.3%
Computers & Peripherals – 2.1%
Fujitsu Ltd.	1,704,000	7,441,292
Pegatron Corp.	3,917,000	5,432,009
Toshiba Corp.	800	2,998
Wistron Corp.	3,041,481	3,854,599

		16,730,898

Electronic Equipment, Instruments & Components – 1.2%
AU Optronics Corp.	9,649,480	3,909,846
LG Display Co., Ltd.(b)	301,880	5,325,743

		9,235,589

Office Electronics – 0.8%
Konica Minolta Holdings, Inc.(a)	938,000	6,703,324

Semiconductors & Semiconductor Equipment – 2.8%
Advanced Semiconductor Engineering, Inc.	6,240,010	5,854,433
GCL-Poly Energy Holdings Ltd.(a)	13,569,000	3,255,654
Samsung Electronics Co., Ltd.	6,000	6,149,914
Sumco Corp.(b)	362,900	3,044,940
Tokyo Electron Ltd.	92,500	4,161,390

		22,466,331

Software – 0.4%
Nintendo Co., Ltd.	26,700	3,090,977

		58,227,119

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 5.4%
Beverages – 0.8%
Asahi Group Holdings Ltd.	306,800	$6,551,009

Food & Staples Retailing – 1.5%
Delhaize Group SA(a)	91,849	3,343,510
Koninklijke Ahold NV	748,340	8,793,856

		12,137,366

Food Products – 0.5%
Nestle SA	76,710	4,352,865

Tobacco – 2.6%
Imperial Tobacco Group PLC	241,230	8,726,818
Japan Tobacco, Inc.	2,102	11,696,122

		20,422,940

		43,464,180

Utilities – 3.0%
Electric Utilities – 1.7%
E.ON AG	514,380	9,433,667
EDP – Energias de Portugal SA	2,196,876	4,562,261

		13,995,928

Gas Utilities – 0.5%
Gas Natural SDG SA	357,083	3,881,108

Multi-Utilities – 0.8%
National Grid PLC(a)	615,920	6,177,525

		24,054,561

Total Common Stocks (cost $950,673,249)		785,169,251

RIGHTS – 0.0%
Utilities – 0.0%
Gas Utilities – 0.0%
Gas Natural SDG SA(b) (cost $209,521)	359,722	207,275

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.13%(c) (cost $10,140,607)	10,140,607	10,140,607

Total Investments Before Security Lending Collateral for Securities Loaned – 99.6% (cost $961,023,377)		795,517,133

16	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 7.7%
Investment Companies – 7.7%
AllianceBernstein Exchange Reserves – Class I, 0.20%(c) (cost $61,152,362)	61,152,362	$61,152,362

Total Investments – 107.3% (cost $1,022,175,739)		856,669,495
Other assets less liabilities – (7.3)%		(58,249,484)

Net Assets – 100.0%		$798,420,011

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	292	June 2012	$8,171,513	$7,600,274	$(571,239)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at May 31, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholselale:
Australian Dollar settling 6/15/12	31,363	$32,770,415	$30,519,581	$(2,250,834)
Citibank NA:
Japanese Yen settling 6/15/12	5,700,271	70,570,648	72,752,625	2,181,977
New Zealand Dollar settling 6/15/12	14,208	11,610,522	10,699,987	(910,535)
Credit Suisse London Branch (GFX):
Australian Dollar settling 6/15/12	24,821	26,129,563	24,153,509	(1,976,054)
Euro settling 6/15/12	52,875	70,547,306	65,383,154	(5,164,152)
Great British Pound settling 6/15/12	29,779	48,184,387	45,893,433	(2,290,954)
Deutsche Bank AG London:
Great British Pound settling 9/14/12	17,448	27,592,267	26,878,608	(713,659)
Norwegian Krone settling 6/15/12	276,585	47,733,156	45,212,299	(2,520,857)
Swiss Franc settling 6/15/12	58,016	64,260,872	59,737,878	(4,522,994)
Royal Bank of Canada:
Canadian Dollar settling 6/15/12	6,506	6,456,903	6,297,154	(159,749)
Royal Bank of Scotland PLC:
Great British Pound settling 6/15/12	25,059	39,356,412	38,619,280	(737,132)
Japanese Yen settling 6/15/12	3,689,909	46,568,005	47,094,352	526,347
State Street Bank and Trust Co.:
Euro settling 6/15/12	6,149	8,074,559	7,603,612	(470,947)
Swiss Franc settling 9/14/12	20,539	21,717,638	21,192,553	(525,085)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	17

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at May 31, 2012	Unrealized Appreciation/ (Depreciation)
UBS AG:
Norwegian Krone settling 6/15/12	39,652	$6,929,345	$6,481,762	$(447,583)
Swedish Krona settling 6/15/12	376,051	55,193,017	51,743,457	(3,449,560)
Westpac Banking Corp.:
New Zealand Dollar settling 6/15/12	11,702	9,601,725	8,812,729	(788,996)

Sale Contracts
Barclays Bank PLC Wholselale:
Euro settling 9/14/12	17,144	21,749,393	21,218,581	530,812
BNP Paribas SA:
Swedish Krona settling 6/15/12	26,115	3,837,401	3,593,343	244,058
Citibank NA:
Japanese Yen settling 6/15/12	1,852,526	22,998,946	23,643,811	(644,865)
Swiss Franc settling 6/15/12	44,637	47,307,435	46,005,766	1,301,669
Credit Suisse London Branch (GFX):
Australian Dollar settling 9/14/12	17,924	17,489,860	17,313,827	176,033
Norwegian Krone settling 6/15/12	28,041	4,677,634	4,583,755	93,879
Deutsche Bank AG London:
Australian Dollar settling 6/15/12	67,141	69,309,004	65,335,433	3,973,571
Canadian Dollar settling 6/15/12	26,922	26,804,863	26,057,794	747,069
Euro settling 6/15/12	24,141	31,844,876	29,851,815	1,993,061
Great British Pound settling 6/15/12	14,534	23,197,717	22,398,843	798,874
Royal Bank of Canada:
Swedish Krona settling 6/15/12	25,298	3,521,353	3,480,927	40,426
Royal Bank of Scotland PLC:
Euro settling 6/15/12	88,451	116,007,025	109,375,042	6,631,983
Swiss Franc settling 6/15/12	11,228	12,355,161	11,561,239	793,922
Standard Chartered Bank:
Japanese Yen settling 6/15/12	10,039,225	120,791,522	128,130,746	(7,339,224)
State Street Bank and Trust Co.:
Norwegian Krone settling 6/15/12	37,891	6,517,200	6,193,898	323,302
Swedish Krona settling 6/15/12	23,278	3,471,241	3,202,981	268,260
Swiss Franc settling 6/15/12	2,566	2,822,820	2,642,157	180,663
UBS AG:
Australian Dollar settling 6/15/12	4,588	4,715,184	4,464,619	250,565
Swiss Franc settling 6/15/12	20,124	21,956,129	20,721,267	1,234,862

18	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at May 31, 2012	Unrealized Appreciation/ (Depreciation)
Westpac Banking Corp.:
New Zealand Dollar settling 6/15/12	25,910	$21,039,179	$19,512,716	$1,526,463

				$(11,095,384)

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	19

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2012 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $950,882,770)	$785,376,526	(a)
Affiliated issuers (cost $71,292,969—including investment of cash collateral for securities loaned of $61,152,362)	71,292,969
Cash	573,188	(b)
Foreign currencies, at value (cost $5,463,715)	5,275,294
Unrealized appreciation of forward currency exchange contracts	23,817,796
Dividends and interest receivable	10,718,255
Receivable for investment securities sold and foreign currency transactions	4,480,499
Receivable for shares of beneficial interest sold	699,845

Total assets	902,234,372

Liabilities
Payable for collateral received on securities loaned	61,152,362
Unrealized depreciation of forward currency exchange contracts	34,913,180
Payable for shares of beneficial interest redeemed	3,896,062
Payable for investment securities purchased	1,589,809
Advisory fee payable	549,566
Distribution fee payable	226,815
Transfer Agent fee payable	190,147
Payable for variation margin on futures contracts	25,142
Administrative fee payable	16,292
Accrued expenses and other liabilities	1,254,986

Total liabilities	103,814,361

Net Assets	$798,420,011

Composition of Net Assets
Paid-in capital	$5,678,118,410
Undistributed net investment income	16,129,667
Accumulated net realized loss on investment and foreign currency transactions	(4,718,708,212)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(177,119,854)

	$798,420,011

See notes to financial statements.

20	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$352,084,943	35,980,917	$9.79	*

B	$21,022,384	2,204,310	$9.54

C	$94,804,260	9,933,420	$9.54

Advisor	$183,775,516	18,395,322	$9.99

R	$35,354,822	3,633,949	$9.73

K	$27,447,211	2,809,539	$9.77

I	$83,930,875	8,555,102	$9.81

(a)	Includes securities on loan with a value of $58,026,404 (see Note E).

(b)	An amount of $573,188 has been segregated to collateralize margin requirements for open futures contracts outstanding at May 31, 2012.

*	The maximum offering price per share for Class A shares was $10.22 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	21

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2012 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $2,329,490)	$21,318,992
Affiliated issuers	38,622
Interest	3,395
Securities lending income	974,697	$22,335,706

Expenses
Advisory fee (see Note B)	3,945,813
Distribution fee—Class A	683,306
Distribution fee—Class B	135,922
Distribution fee—Class C	598,954
Distribution fee—Class R	106,205
Distribution fee—Class K	42,545
Transfer agency—Class A	753,752
Transfer agency—Class B	55,249
Transfer agency—Class C	214,419
Transfer agency—Advisor Class	417,970
Transfer agency—Class R	55,227
Transfer agency—Class K	34,036
Transfer agency—Class I	12,596
Custodian	209,048
Registration fees	79,753
Audit	75,935
Administrative	30,560
Trustees’ fees	27,404
Legal	21,988
Miscellaneous	40,231

Total expenses		7,540,913

Net investment income		14,794,793

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(55,821,932)
Futures contracts		618,838
Options written		1,127,523
Foreign currency transactions		(3,126,149)
Net change in unrealized appreciation/depreciation of:
Investments		(24,741,796	)(a)
Futures contracts		(1,045,422)
Foreign currency denominated assets and liabilities		(5,716,392)

Net loss on investment and foreign currency transactions		(88,705,330)

Net Decrease in Net Assets from Operations		$ (73,910,537)

(a)	Net of increase in accrued foreign capital gains taxes of $518.

See notes to financial statements.

22	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$14,794,793	$37,965,976
Net realized loss on investment and foreign currency transactions	(57,201,720)	(83,957,785)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(31,503,610)	(43,878,058)

Net decrease in net assets from operations	(73,910,537)	(89,869,867)
Dividends to Shareholders from
Net investment income
Class A	(21,821,833)	(31,997,779)
Class B	(993,626)	(1,370,528)
Class C	(4,496,985)	(5,671,015)
Advisor Class	(12,797,179)	(30,232,325)
Class R	(1,867,054)	(2,264,694)
Class K	(1,490,522)	(4,691,614)
Class I	(9,565,426)	(15,655,569)
Transactions in Shares of Beneficial Interest
Net decrease	(320,440,013)	(1,241,119,867)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	163,729	33,718

Total decrease	(447,219,446)	(1,422,839,540)
Net Assets
Beginning of period	1,245,639,457	2,668,478,997

End of period (including undistributed net investment income of $16,129,667 and $54,367,499, respectively)	$798,420,011	$1,245,639,457

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	23

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

24	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	25

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2012:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$5,698,986		$147,394,906		$	– 0	–	$153,093,892
Consumer Discretionary	6,118,698		110,144,582			– 0	–	116,263,280
Energy	6,674,413		103,484,015			– 0	–	110,158,428
Materials	9,691,941		75,955,139			– 0	–	85,647,080
Health Care	– 0	–	68,279,447			– 0	–	68,279,447
Telecommunication Services	– 0	–	63,171,362			– 0	–	63,171,362
Industrials	– 0	–	62,809,902			– 0	–	62,809,902
Information Technology	– 0	–	58,227,119			– 0	–	58,227,119
Consumer Staples	– 0	–	43,464,180			– 0	–	43,464,180
Utilities	– 0	–	24,054,561			– 0	–	24,054,561
Rights	207,275		– 0	–		– 0	–	207,275
Short-Term Investments	10,140,607		– 0	–		– 0	–	10,140,607
Investments of Cash Collateral for Security Loaned in Affiliated Money Market Fund	61,152,362		– 0	–		– 0	–	61,152,362

Total Investments in Securities	99,684,282		756,985,213	+		– 0	–	856,669,495
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	– 0	–	23,817,796			– 0	–	23,817,796
Liabilities:
Futures Contracts	(571,239)		– 0	–		– 0	–	(571,239	)#
Forward Currency Exchange Contracts	– 0	–	(34,913,180)			– 0	–	(34,913,180)

Total	$99,113,043		$745,889,829		$	– 0	–	$845,002,872

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

26	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Energy			Total
Balance as of 11/30/11		$7,696,631			$7,696,631
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		– 0	–		– 0	–
Purchases		– 0	–		– 0	–
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		(7,696,631)			(7,696,631)

Balance as of 5/31/12	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 5/31/12*	$	– 0	–	$	– 0	–

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	27

Notes to Financial Statements

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

28	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2012, such fee amounted to $30,560.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $501,869 for the six months ended May 31, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,379 from the sale of Class A shares and received $14,458, $3,929 and $2,431 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2012 is as follows:

Market Value November 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2012 (000)	Dividend Income (000)
$ 12,470	$137,172	$139,501	$10,141	$3

Brokerage commissions paid on investment transactions for the six months ended May 31, 2012 amounted to $865,137, of which $0 and $5,408, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	29

Notes to Financial Statements

and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,787,364, $5,971,451, $2,084,415 and $2,285,180 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$183,833,755		$543,777,821
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$40,723,157
Gross unrealized depreciation	(206,229,401)

Net unrealized depreciation	$(165,506,244)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Fund may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements

30	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended May 31, 2012, the Fund held futures contracts for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	31

Notes to Financial Statements

from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the six months ended May 31, 2012, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

32	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

During the six months ended May 31, 2012, the Fund held purchased options for hedging purposes. During the six months ended May 31, 2012, the Fund held written options for hedging purposes.

For the six months ended May 31, 2012, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 11/30/11	– 0	–	$	– 0	–
Options written	48,100			1,235,221
Options expired	– 0	–		– 0	–
Options bought back	(48,100)			(1,235,221)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 05/31/12	– 0	–	$	– 0	–

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of May 31, 2012, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $21,098,685. If a trigger event had occurred at May 31, 2012, for those derivatives in a net liability position, an amount of $21,098,685 would be required to be posted by the Fund.

At May 31, 2012, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$23,817,796	Unrealized depreciation of forward currency exchange contracts	$34,913,180

Equity contracts			Receivable/Payable for variation margin on futures contracts	571,239	*

Total		$23,817,796		$35,484,419

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	33

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended May 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(2,630,717)	$(5,542,678)

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	618,838	(1,045,422)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,127,523	– 0	–

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(5,213,052)	– 0	–

Total		$(6,097,408)	$(6,588,100)

For the six months ended May 31, 2012, the average monthly principal amount of foreign currency exchange contracts was $803,386,877 and the average monthly original value of futures contracts was $12,140,101. For three months of the period, the average monthly cost of purchased options contracts was $6,807,097.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment

34	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all securities loans will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Trust’s Board of Trustees. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2012, the Fund had securities on loan with a value of $58,026,404 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $61,152,362. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Fund earned securities lending income of $974,697 and $36,105 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended May 31, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	35

Notes to Financial Statements

of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended May 31, 2012 is as follows:

Market Value November 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2012 (000)	Dividend Income (000)
$ 13,701	$424,295	$376,844	$61,152	$36

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011

Class A
Shares sold	2,438,311	7,686,781	$27,139,214	$101,731,001

Shares issued in reinvestment of dividends	1,921,359	2,211,644	20,039,773	29,879,310

Shares converted from Class B	144,768	339,690	1,603,323	4,483,157

Shares redeemed	(12,830,472)	(40,177,003)	(143,329,093)	(536,693,100)

Net decrease	(8,326,034)	(29,938,888)	$(94,546,783)	$(400,599,632)

Class B
Shares sold	20,024	41,677	$222,058	$535,605

Shares issued in reinvestment of dividends	87,458	93,574	892,066	1,233,307

Shares converted to Class A	(148,288)	(349,694)	(1,603,323)	(4,483,157)

Shares redeemed	(453,016)	(1,373,232)	(4,936,115)	(17,778,673)

Net decrease	(493,822)	(1,587,675)	$(5,425,314)	$(20,492,918)

Class C
Shares sold	301,900	643,579	$3,256,700	$8,277,906

Shares issued in reinvestment of dividends	397,284	389,096	4,052,295	5,136,065

Shares redeemed	(2,593,203)	(7,059,823)	(28,157,244)	(91,633,574)

Net decrease	(1,894,019)	(6,027,148)	$(20,848,249)	$(78,219,603)

Advisor Class
Shares sold	1,461,761	4,807,708	$16,204,101	$65,541,732

Shares issued in reinvestment of dividends	930,456	1,940,484	9,890,748	26,701,055

Shares redeemed	(9,277,294)	(43,361,563)	(106,564,585)	(576,968,096)

Net decrease	(6,885,077)	(36,613,371)	$(80,469,736)	$(484,725,309)

36	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011
Class R
Shares sold	367,639	1,000,484	$4,068,772	$13,166,670

Shares issued in reinvestment of dividends	180,000	168,334	1,866,605	2,264,090

Shares redeemed	(795,014)	(2,752,481)	(8,653,279)	(36,617,986)

Net decrease	(247,375)	(1,583,663)	$(2,717,902)	$(21,187,226)

Class K
Shares sold	266,885	1,107,526	$2,983,008	$14,847,781

Shares issued in reinvestment of dividends	143,319	349,338	1,490,522	4,691,612

Shares redeemed	(1,016,540)	(8,154,524)	(11,392,697)	(110,539,558)

Net decrease	(606,336)	(6,697,660)	$(6,919,167)	$(91,000,165)

Class I
Shares sold	430,752	1,459,421	$4,947,606	$19,498,992

Shares issued in reinvestment of dividends	907,393	1,132,934	9,464,106	15,362,590

Shares redeemed	(11,282,318)	(13,479,663)	(123,924,574)	(179,756,596)

Net decrease	(9,944,173)	(10,887,308)	$(109,512,862)	$(144,895,014)

For the six months ended May 31, 2012 and the year ended November 30, 2011, the Fund received $163,729 and $33,718, respectively, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. These amounts are presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	37

Notes to Financial Statements

strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2012.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2011 and November 30, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$91,883,524	$56,270,038

Total taxable distributions	91,883,524	56,270,038

Total distributions paid	$91,883,524	$56,270,038

38	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

As of November 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$52,621,992
Accumulated capital and other losses	(4,589,594,472	)(a)
Unrealized appreciation/(depreciation)	(215,782,760	)(b)

Total accumulated earnings/(deficit)	$(4,752,755,240)

(a)

On November 30, 2011, the Fund had a net capital loss carryforward for federal income tax purposes of $4,589,594,472 of which $910,262,011 expires in the year 2016, $3,355,600,017 expires in the year 2017, $200,531,013 expires in the year 2018, and $123,201,431 expires in the year 2019.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE J

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	39

Notes to Financial Statements

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

40	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.31	$ 13.07	$ 13.55	$ 9.78	$ 24.18	$ 23.05

Income From Investment Operations
Net investment income(a)	.16	.24	.17	.20	(b)	.45	.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.18)	(1.55)	(.48)	3.57	(13.46)	2.18
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.02)	(1.31)	(.31)	3.77	(13.01)	2.68

Less: Dividends and Distributions
Dividends from net investment income	(.50)	(.45)	(.17)	– 0	–	(.34)	(.40)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.05)	(1.15)

Total dividends and distributions	(.50)	(.45)	(.17)	– 0	–	(1.39)	(1.55)

Net asset value, end of period	$ 9.79	$ 11.31	$ 13.07	$ 13.55	$ 9.78	$ 24.18

Total Return
Total investment return based on net asset value(d)	(9.27)%	(10.60)%	(2.30)%	38.55	%*	(56.98)%	12.23%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$352	$501	$971	$1,810	$2,118	$6,056
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.47	%(e)	1.38%	1.33	%(f)	1.27%	1.14%	1.11%
Expenses, before waivers/ reimbursements	1.47	%(e)	1.38%	1.33	%(f)	1.29%	1.14%	1.11%
Net investment income	2.83	%(e)	1.81%	1.30	%(f)	1.89	%(b)	2.45%	2.11%
Portfolio turnover rate	18%	52%	41%	48%	38%	21%

See footnote summary on page 48.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	41

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.95	$ 12.65	$ 13.12	$ 9.55	$ 23.65	$ 22.63

Income From Investment Operations
Net investment income(a)	.11	.13	.07	.12	(b)	.30	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.14)	(1.50)	(.46)	3.45	(13.16)	2.16
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.03)	(1.37)	(.39)	3.57	(12.86)	2.46

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.33)	(.08)	– 0	–	(.19)	(.29)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.05)	(1.15)

Total dividends and distributions	(.38)	(.33)	(.08)	– 0	–	(1.24)	(1.44)

Net asset value, end of period	$ 9.54	$ 10.95	$ 12.65	$ 13.12	$ 9.55	$ 23.65

Total Return
Total investment return based on net asset value(d)	(9.67)%	(11.29)%	(3.01)%	37.38	%*	(57.30)%	11.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,022	$29,540	$54,223	$87,475	$94,538	$331,999
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	2.25	%(e)	2.16%	2.10	%(f)	2.04%	1.88%	1.84%
Expenses, before waivers/reimbursements	2.25	%(e)	2.16%	2.10	%(f)	2.07%	1.88%	1.84%
Net investment income	2.08	%(e)	1.04%	.58	%(f)	1.10	%(b)	1.66%	1.30%
Portfolio turnover rate	18%	52%	41%	48%	38%	21%

See footnote summary on page 48.

42	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

\	Class C
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.97	$ 12.67	$ 13.14	$9.56	$ 23.66	$ 22.63

Income From Investment Operations
Net investment income(a)	.12	.14	.08	.12	(b)	.32	.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.16)	(1.51)	(.47)	3.46	(13.18)	2.14
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.04)	(1.37)	(.39)	3.58	(12.86)	2.47

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.33)	(.08)	– 0	–	(.19)	(.29)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.05)	(1.15)

Total dividends and distributions	(.39)	(.33)	(.08)	– 0	–	(1.24)	(1.44)

Net asset value, end of period	$ 9.54	$ 10.97	$ 12.67	$ 13.14	$ 9.56	$ 23.66

Total Return
Total investment return based on net asset value(d)	(9.70)%	(11.27)%	(3.00)%	37.45	%*	(57.27)%	11.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$94,804	$129,755	$226,241	$358,950	$419,340	$1,373,558
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.20	%(e)	2.11%	2.06	%(f)	2.00%	1.86%	1.82%
Expenses, before waivers/reimbursements	2.20	%(e)	2.11%	2.06	%(f)	2.02%	1.86%	1.82%
Net investment income	2.16	%(e)	1.09%	.63	%(f)	1.13	%(b)	1.72%	1.40%
Portfolio turnover rate	18%	52%	41%	48%	38%	21%

See footnote summary on page 48.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	43

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.55	$ 13.36	$ 13.84	$ 9.96	$ 24.60	$ 23.41

Income From Investment Operations
Net investment income(a)	.17	.28	.22	.24	(b)	.52	.58
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.20)	(1.59)	(.48)	3.64	(13.71)	2.20
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.03)	(1.31)	(.26)	3.88	(13.19)	2.78

Less: Dividends and Distributions
Dividends from net investment income	(.53)	(.50)	(.22)	– 0	–	(.40)	(.44)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.05)	(1.15)

Total dividends and distributions	(.53)	(.50)	(.22)	– 0	–	(1.45)	(1.59)

Net asset value, end of period	$ 9.99	$ 11.55	$ 13.36	$ 13.84	$ 9.96	$ 24.60

Total Return
Total investment return based on net asset value(d)	(9.18)%	(10.39)%	(1.95)%	38.96	%*	(56.87)%	12.52%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$184	$292	$827	$1,196	$1,418	$3,705
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.18	%(e)	1.10%	1.03	%(f)	.97%	.84%	.82%
Expenses, before waivers/reimbursements	1.18	%(e)	1.10%	1.03	%(f)	.99%	.84%	.82%
Net investment income	3.01	%(e)	2.08%	1.68	%(f)	2.14	%(b)	2.77%	2.41%
Portfolio turnover rate	18%	52%	41%	48%	38%	21%

See footnote summary on page 48.

44	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2012 (unaudited)		Year Ended November 30,
			2011		2010		2009		2008		2007

Net asset value, beginning of period	$ 11.24		$ 13.00		$ 13.41		$ 9.70		$ 24.02		$ 22.98

Income From Investment Operations
Net investment income(a)	.16		.22		.15		.20	(b)	.35	(b)	.45	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.19)		(1.56)		(.48)		3.51		(13.30)		2.15
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.03)		(1.34)		(.33)		3.71		(12.95)		2.60

Less: Dividends and Distributions
Dividends from net investment income	(.48)		(.42)		(.08)		– 0	–	(.32)		(.41)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.05)		(1.15)

Total dividends and distributions	(.48)		(.42)		(.08)		– 0	–	(1.37)		(1.56)

Net asset value, end of period	$ 9.73		$ 11.24		$ 13.00		$ 13.41		$ 9.70		$ 24.02

Total Return
Total investment return based on net asset value(d)	(9.39)%		(10.83)%		(2.46)%		38.25	%*	(57.08)%		11.88%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,355		$43,628		$71,023		$106,675		$177,471		$165,221
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60	%(e)	1.56%		1.56	%(f)	1.47%		1.40%		1.40%
Expenses, before waivers/reimbursements	1.60	%(e)	1.56%		1.56	%(f)	1.48%		1.46%		1.41%
Net investment income	2.88	%(e)	1.65%		1.12	%(f)	1.78	%(b)	2.10	%(b)	1.89	%(b)
Portfolio turnover rate	18%		52%		41%		48%		38%		21%

See footnote summary on page 48.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	45

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.26	$ 13.03	$ 13.50	$ 9.74	$ 24.10	$ 23.02

Income From Investment Operations
Net investment income(a)	.17	.25	.18	.22	(b)	.46	(b)	.53
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.19)	(1.54)	(.46)	3.54	(13.41)	2.15
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.02)	(1.29)	(.28)	3.76	(12.95)	2.68

Less: Dividends and Distributions
Dividends from net investment income	(.47)	(.48)	(.19)	– 0	–	(.36)	(.45)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.05)	(1.15)

Total dividends and distributions	(.47)	(.48)	(.19)	– 0	–	(1.41)	(1.60)

Net asset value, end of period	$ 9.77	$ 11.26	$ 13.03	$ 13.50	$ 9.74	$ 24.10

Total Return
Total investment return based on net asset value(d)	(9.28)%	(10.52)%	(2.13)%	38.60	%*	(56.97)%	12.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,447	$38,454	$131,756	$183,997	$163,512	$340,196
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.29	%(e)	1.25%	1.25	%(f)	1.17%	1.15%	1.10%
Expenses, before waivers/reimbursements	1.29	%(e)	1.25%	1.25	%(f)	1.18%	1.16%	1.10%
Net investment income	3.06	%(e)	1.91%	1.43	%(f)	2.02	%(b)	2.50	%(b)	2.19%
Portfolio turnover rate	18%	52%	41%	48%	38%	21%

See footnote summary on page 48.

46	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.40	$ 13.20	$ 13.68	$ 9.83	$ 24.28	$ 23.12

Income From Investment Operations
Net investment income(a)	.17	.30	.25	.25	.54	.58
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.17)	(1.56)	(.49)	3.60	(13.52)	2.18
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.00)	(1.26)	(.24)	3.85	(12.98)	2.76

Less: Dividends and Distributions
Dividends from net investment income	(.59)	(.54)	(.24)	– 0	–	(.42)	(.45)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.05)	(1.15)

Total dividends and distributions	(.59)	(.54)	(.24)	– 0	–	(1.47)	(1.60)

Net asset value, end of period	$ 9.81	$ 11.40	$ 13.20	$ 13.68	$ 9.83	$ 24.28

Total Return
Total investment return based on net asset value(d)	(9.06)%	(10.23)%	(1.78)%	39.17	%*	(56.81)%	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$83,931	$210,944	$387,780	$575,955	$650,777	$1,415,575
Ratio to average net assets of:
Expenses	.86	%(e)	.86%	.86	%(f)	.80%	.76%	.75%
Net investment income	3.02	%(e)	2.28%	1.86	%(f)	2.31%	2.93%	2.43%
Portfolio turnover rate	18%	52%	41%	48%	38%	21%

See footnote summary on page 48.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	47

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2009 by 0.02%.

See notes to financial statements.

48	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and
John H. Dobkin(1)	Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
D. James Guzy(1)	Marshall C. Turner, Jr.(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,	Takeo Aso(2), Vice President
Senior Vice President and	Avi Lavi(2), Vice President
Independent Compliance Officer	Emilie D. Wrapp, Secretary
Sharon E. Fay(2), Senior Vice President	Joseph J. Mantineo, Treasurer and
Kevin F. Simms(2), Senior Vice President	Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust
Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the International Value Senior Investment Management Team. Ms. Fay and Messrs. Aso, Lavi and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	49

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein International Value Fund (the “Fund”) at a meeting held on May 1-3, 2012.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

50	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the trustees on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	51

of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2012 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International Europe, Australasia and Far East Index (Net) (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2012 and (in the case of comparisons with the Index) the since inception period (March 2001 inception). The trustees noted that the Fund was 4th out of 4 of the Performance Group and in the 5th quintile of the Performance Universe for the 1- and 5-year periods, 2nd out of 4 of the Performance Group and in the 4th quintile of the Performance Universe for the 3-year period, and 4th out of 4 of the Performance Group and in the 4th quintile of the Performance Universe for the 10-year period. The trustees noted the small number of other funds in the Performance Group. The Fund lagged the Index in all periods. The trustees noted that all reference points showed negative results in the 1- and 5-year periods. The trustees also reviewed performance information for periods ended March 31, 2012 (for which the data was not limited to Class A Shares) and noted that in the 3-month period the Fund had outperformed the Lipper International Large Cap Value Funds Average and the Index.

The trustees noted that they had discussed with the Adviser their concerns about the relative performance of the Fund. The trustees took into account the Adviser’s recent restructuring of the Adviser’s research and portfolio management teams and investment process changes that are intended to improve the investment performance of its equity services. The Adviser had stated its belief that, in the case of its value funds, it had adhered to its rigorous process for value investing during a period when value investing had not generally obtained favorable returns. The Adviser believed that other managers of value funds may not pursue value characteristics to the same degree as the Adviser, and that their funds’ short-term performance may have benefited from style drift. The Adviser also reiterated its conviction that, over the long term, rigorous value investing would yield superior investment returns. The trustees were satisfied with the Adviser’s explanation.

52	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Based on their review and their discussion with the Adviser of the reasons for the Fund’s performance, the trustees retained confidence in the Adviser’s ability to manage the Fund. The trustees determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer. The trustees noted that the institutional fee schedule started at a higher fee rate than the Fund’s starting fee rate, but had more breakpoints starting at lower asset levels than the fee schedule applicable to the Fund. As a result, the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than the rate being paid by the Fund. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information provided by the Adviser that indicated that the Fund’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising other registered investment companies with a similar investment style. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the trustees considered these comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	53

trustees noted that, because of the small number of funds in the Fund’s Lipper category, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Fund had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The trustees noted that, at the Fund’s current size, its contractual effective advisory fee rate of 75 basis points, plus the less than 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The trustees noted that the Fund’s total expense ratio was higher than the Expense Group median and lower than the Expense Universe median. The trustees concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

54	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein International Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Trustees on May 1-3, 2012.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	55

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,034.0	International Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $54,538 (0.003% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios, for the most recently completed fiscal year:

Fund	Total Expense Ratio		Fiscal Year End
International Value Fund	Advisor	1.10%	November 30
	Class A	1.38%
	Class B	2.16%
	Class C	2.11%
	Class R	1.56%
	Class K	1.25%
	Class I	0.86%

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

56	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	57

investment style as the Fund.5 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2012 net assets:6

Fund	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
International Value Fund	$1,034.0	International Value 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25m	0.419%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a similar investment style as the Fund.7 Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
International Value Fund	International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown is the Fund’s advisory fee and what would have been the effective advisory fees of the Fund

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

58	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

had the fee schedules of the sub-advisory relationships been applicable to the Fund based on March 31, 2012 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee		Fund Advisory Fee
International Value Fund	Client #1[8]	0.60% of average daily net assets	0.600%		0.750%

	Client #2[9]	0.75% on first $50 million 0.60% on next $15 million 0.50% on next $70 million 0.40% on the balance	0.427%		0.750%

	Client #3	0.35% on first $1 billion 0.325% on the balance	0.349%		0.750%

	Client #4	0.22% on first $1 billion 0.18% on next $1.5 billion 0.16% thereafter +/- Performance Fee	0.219%	[10]	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other

8	client is an affiliate of the Adviser.

9	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the investment advisory fee.

10	The sub-advised fund’s sub-advisory fee shown does not include any performance fee adjustment.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	59

investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)12 and the Portfolio’s contractual management fee ranking.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[14]	Lipper Exp. Group Median (%)	Rank
International Value Fund[15]	0.750	0.793	5/14

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

15	The Fund’s EG includes the Fund, three other International Large Cap Value Funds (“ILCV”) and ten International Large-Cap Core Funds (“ILCC”).

60	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.16

Fund	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Value Fund[18]	1.379	1.346	9/14	1.473	19/54

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased slightly during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser.

Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent,

16	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

18	The Fund’s EU includes the Fund, EG and all other ILCV and ILCC, excluding outliers.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	61

distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $3,667, $5,130,634 and $66,544 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $1,591,888 in fees from the Fund.19

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

19	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. Due to lower average balances and interest rates during the Fund’s most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

62	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,20 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli21 study on advisory fees and various fund characteristics.22 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of

20	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

21	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

22	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	63

Directors.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund24 relative to its Lipper Performance Universe (“PU”)25 for the periods ended February 29, 2012.26

International Value Fund	Fund	PG Median	PU Median	PG Rank	PU Rank
1 year	-14.88	-10.97	-10.00	4/4	17/19
3 year	17.83	16.58	18.29	2/4	12/18
5 year	-9.12	-4.28	-5.05	4/4	14/14
10 year	5.25	6.00	5.41	4/4	7/10

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

24	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

25	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including or excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

26	Lipper investment classification/objective dictates the PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

64	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)27 versus its benchmark.28 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

		Periods Ending February 29, 2012 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
International Value Fund	-14.87	17.83	-9.12	5.25	4.83	22.19	0.26	10
MSCI EAFE Index (Net)	-7.45	19.74	-2.93	6.31	4.37	18.69	0.32	10
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

27	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

28	The Adviser provided Fund and benchmark performance return information for periods through February 29, 2012.

29	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	65

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

66	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	67

NOTES

68	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IV-0152-0512

SEMI-ANNUAL REPORT

AllianceBernstein

Value Fund

May 31, 2012

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 17, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2012.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing approximately 95-150 companies, with relatively large market capitalizations that AllianceBernstein L.P. (“the Adviser”) believes are undervalued.

The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended May 31, 2012.

During the six-month period, the Fund gained in absolute terms yet underperformed its benchmark, before sales charges. Stock selection, particularly in the financials, consumer growth and technology sectors, detracted most from performance. An overweight in the consumer growth sector and stock selection in the energy sector partially offset the underperformance.

During the 12-month period, the Fund declined in absolute terms and underperformed its benchmark, before sales charges. Security selection was the main detractor, led by the financials, energy and technology sectors. Sector selection helped offset the underperformance, particularly an underweight in financials and overweight in consumer growth and consumer staples.

The Fund did not utilize leverage or derivatives during the six- or 12-month periods ended May 31, 2012.

Market Review and Investment Strategy

Global equity markets advanced during the first quarter of 2012. Despite concerns over China’s near-term growth, the European Central Bank’s announcement of the long-term refinancing operation, and favorable macroeconomic data out of the U.S., investment momentum increased in riskier cyclical equities. In April,

ALLIANCEBERNSTEIN VALUE FUND •	1

however, concerns about Spain’s credit downgrade put it at the forefront of the European debt crisis flare-up. Together with inconclusive elections in Greece, investor anxiety increased and equities sold off. In May, U.S. equity markets suffered their worst monthly performance since last September, as mounting global economic woes eroded investor confidence. In contrast, the U.S. reporting season showed earnings that were in line with market expectations. Leading indicators suggested that a rebound in the housing market was underway. However, disappointing unemployment and consumer confidence data, combined with negative revisions of economic growth from January through March, led to anxiety that the U.S. recovery was losing momentum.

The Fund has retained a modestly procyclical tilt, as the U.S. Value

Senior Management Team (the “Team”) took advantage of the indiscriminate selloff among economically-sensitive stocks to add to energy, technology and consumer sector names where the Team’s research insights give it a high degree of conviction in their upside potential. To balance this cyclicality, the Team continues to emphasize companies with resilient characteristics such as strong profitability and healthy balance sheets. These attributes give the Team greater confidence in a company’s ability to prosper even if conditions weaken more than the Team expects. Notably, the Team has been finding stocks with similar or better fundamentals than the market average, at discounts even deeper than those in early 2009, despite the vast improvement in fundamentals since then.

2	• ALLIANCEBERNSTEIN VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Russell 1000® Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN VALUE FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Value Fund†
Class A	3.82%	-8.51%

Class B*	3.86%	-8.59%

Class C	3.55%	-9.22%

Advisor Class**	4.18%	-8.16%

Class R**	3.85%	-8.82%

Class K**	3.90%	-8.50%

Class I**	4.22%	-8.11%

Russell 1000 Value Index	5.62%	-3.88%

†      Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the 12-month period ended May 31, 2012 by 0.01%.

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	-8.51%	-12.36%
5 Years	-7.70%	-8.50%
10 Years	1.38%	0.94%

Class B Shares
1 Year	-8.59%	-12.20%
5 Years	-7.81%	-7.81%
10 Years(a)	1.07%	1.07%

Class C Shares
1 Year	-9.22%	-10.12%
5 Years	-8.40%	-8.40%
10 Years	0.63%	0.63%

Advisor Class Shares†
1 Year	-8.16%	-8.16%
5 Years	-7.44%	-7.44%
10 Years	1.67%	1.67%

Class R Shares†
1 Year	-8.82%	-8.82%
5 Years	-8.00%	-8.00%
Since Inception*	0.93%	0.93%

Class K Shares†
1 Year	-8.50%	-8.50%
5 Years	-7.69%	-7.69%
Since Inception*	-1.28%	-1.28%

Class I Shares†
1 Year	-8.11%	-8.11%
5 Years	-7.35%	-7.35%
Since Inception*	-0.96%	-0.96%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.09%, 1.88%, 1.82%, 0.79%, 1.43%, 1.12% and 0.69% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed below.

*	Inception dates: 11/3/03 for Class R shares; and 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2012)
SEC Returns

Class A Shares
1 Year	-6.49%
5 Years	-7.33%
10 Years	1.94%

Class B Shares
1 Year	-6.31%
5 Years	-6.63%
10 Years(a)	2.10%

Class C Shares
1 Year	-3.97%
5 Years	-7.23%
10 Years	1.64%

Advisor Class Shares†
1 Year	-2.02%
5 Years	-6.26%
10 Years	2.69%

Class R Shares†
1 Year	-2.75%
5 Years	-6.82%
Since Inception*	1.38%

Class K Shares†
1 Year	-2.38%
5 Years	-6.52%
Since Inception*	-0.73%

Class I Shares†
1 Year	-2.02%
5 Years	-6.18%
Since Inception*	-0.40%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed below.

*	Inception dates: 11/3/03 for Class R Shares; and 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on page 3.

6	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,038.20	$5.61	1.10%
Hypothetical**	$1,000	$1,019.50	$5.55	1.10%
Class B
Actual	$1,000	$1,038.60	$6.12	1.20%
Hypothetical**	$1,000	$1,019.00	$6.06	1.20%
Class C
Actual	$1,000	$1,035.50	$9.31	1.83%
Hypothetical**	$1,000	$1,015.85	$9.22	1.83%
Advisor Class
Actual	$1,000	$1,041.80	$4.08	0.80%
Hypothetical**	$1,000	$1,021.00	$4.04	0.80%
Class R
Actual	$1,000	$1,038.50	$7.24	1.42%
Hypothetical**	$1,000	$1,017.90	$7.16	1.42%
Class K
Actual	$1,000	$1,039.00	$5.71	1.12%
Hypothetical**	$1,000	$1,019.40	$5.65	1.12%
Class I
Actual	$1,000	$1,042.20	$3.52	0.69%
Hypothetical**	$1,000	$1,021.55	$3.49	0.69%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN VALUE FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $359.5

TEN LARGEST HOLDINGS**

May 31, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Pfizer, Inc.	$16,129,125	4.5%
JPMorgan Chase & Co.	11,947,260	3.3
Johnson & Johnson	11,287,344	3.2
General Electric Co.	11,242,101	3.1
Wells Fargo & Co.	11,201,475	3.1
Citigroup, Inc.	9,222,829	2.6
Merck & Co., Inc.	8,647,158	2.4
Hewlett-Packard Co.	8,307,684	2.3
Chevron Corp.	8,051,589	2.2
Intel Corp.	7,865,696	2.2
	$103,902,261	28.9%

*	All data are as of May 31, 2012. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.5%
Health Care – 17.9%
Biotechnology – 1.3%
Gilead Sciences, Inc.(a)	73,500	$3,671,325
Vertex Pharmaceuticals, Inc.(a)	18,300	1,098,732

		4,770,057

Health Care Providers & Services – 4.6%
Aetna, Inc.	27,900	1,140,831
Health Net, Inc.(a)	63,200	1,619,184
UnitedHealth Group, Inc.	116,100	6,474,897
WellPoint, Inc.	110,700	7,460,073

		16,694,985

Pharmaceuticals – 12.0%
AstraZeneca PLC (Sponsored ADR)	130,100	5,257,341
Johnson & Johnson	180,800	11,287,344
Merck & Co., Inc.	230,100	8,647,158
Pfizer, Inc.	737,500	16,129,125
Roche Holding AG (Sponsored ADR)	43,500	1,703,895

		43,024,863

		64,489,905

Financials – 17.1%
Capital Markets – 1.4%
Legg Mason, Inc.	77,700	1,977,465
State Street Corp.	71,000	2,925,910

		4,903,375

Commercial Banks – 5.6%
BB&T Corp.	27,200	821,984
CIT Group, Inc.(a)	168,300	5,754,177
KeyCorp	54,900	411,750
PNC Financial Services Group, Inc.	25,700	1,578,494
Regions Financial Corp.	79,700	501,313
Wells Fargo & Co.	349,500	11,201,475

		20,269,193

Consumer Finance – 0.3%
Discover Financial Services	28,200	933,702

Diversified Financial Services – 7.9%
Bank of America Corp.	560,400	4,118,940
Citigroup, Inc.	347,900	9,222,829
JPMorgan Chase & Co.	360,400	11,947,260
Leucadia National Corp.	51,700	1,050,544
Moody’s Corp.	55,300	2,023,427

		28,363,000

Insurance – 1.9%
Berkshire Hathaway, Inc.(a)	25,800	2,047,488
Chubb Corp. (The)	18,600	1,340,502
Reinsurance Group of America, Inc. – Class A	40,000	2,006,800

ALLIANCEBERNSTEIN VALUE FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Travelers Cos., Inc. (The)	22,700	$1,418,523

		6,813,313

		61,282,583

Consumer Discretionary – 16.2%
Auto Components – 1.4%
Lear Corp.	67,800	2,701,830
Magna International, Inc. – Class A(b)	9,800	394,940
TRW Automotive Holdings Corp.(a)	49,200	1,897,644

		4,994,414

Automobiles – 2.0%
Ford Motor Co.	270,400	2,855,424
General Motors Co.(a)	196,300	4,357,860

		7,213,284

Diversified Consumer Services – 0.8%
Apollo Group, Inc. – Class A(a)	87,100	2,771,522

Hotels, Restaurants & Leisure – 1.3%
MGM Resorts International(a)	361,600	3,916,128
Royal Caribbean Cruises Ltd.	38,000	894,900

		4,811,028

Household Durables – 1.3%
Newell Rubbermaid, Inc.	171,900	3,162,960
NVR, Inc.(a)	1,800	1,448,640

		4,611,600

Media – 6.5%
CBS Corp. – Class B	109,100	3,482,472
DIRECTV(a)	57,900	2,573,655
Gannett Co., Inc.	266,900	3,485,714
McGraw-Hill Cos., Inc. (The)	44,600	1,934,748
News Corp. – Class A	139,700	2,682,240
Time Warner Cable, Inc. – Class A	63,700	4,802,980
Viacom, Inc. – Class B	93,400	4,457,982

		23,419,791

Multiline Retail – 1.2%
Macy’s, Inc.	92,000	3,500,600
Target Corp.	16,100	932,351

		4,432,951

Specialty Retail – 1.7%
GameStop Corp. – Class A(b)	53,300	1,022,294
Home Depot, Inc. (The)	50,500	2,491,670
Lowe’s Cos., Inc.	75,300	2,012,016
Staples, Inc.	41,700	547,938

		6,073,918

		58,328,508

10	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 11.7%
Communications Equipment – 2.1%
Cisco Systems, Inc.	408,800	$6,675,704
Motorola Solutions, Inc.	17,600	846,208

		7,521,912

Computers & Peripherals – 2.4%
Dell, Inc.(a)	24,300	299,619
Hewlett-Packard Co.	366,300	8,307,684

		8,607,303

Electronic Equipment, Instruments & Components – 1.1%
Corning, Inc.	313,100	4,067,169

IT Services – 0.7%
Visa, Inc. – Class A	21,800	2,511,360

Semiconductors & Semiconductor Equipment – 5.2%
Advanced Semiconductor Engineering, Inc. (ADR)	215,600	998,228
Applied Materials, Inc.	406,900	4,203,277
Intel Corp.	304,400	7,865,696
Lam Research Corp.(a)(b)	74,800	2,790,040
Micron Technology, Inc.(a)	511,900	2,989,496

		18,846,737

Software – 0.2%
CA, Inc.	21,400	532,218

		42,086,699

Energy – 10.4%
Energy Equipment & Services – 1.3%
Helmerich & Payne, Inc.	42,700	1,934,310
Transocean Ltd./Switzerland	71,700	2,927,511

		4,861,821

Oil, Gas & Consumable Fuels – 9.1%
Anadarko Petroleum Corp.	25,600	1,561,600
BP PLC (Sponsored ADR)	142,000	5,177,320
Chevron Corp.	81,900	8,051,589
Devon Energy Corp.	52,500	3,124,800
Exxon Mobil Corp.	94,700	7,446,261
Marathon Oil Corp.	133,200	3,318,012
Marathon Petroleum Corp.	87,300	3,148,911
Valero Energy Corp.	37,300	787,030

		32,615,523

		37,477,344

Consumer Staples – 9.4%
Food & Staples Retailing – 2.6%
CVS Caremark Corp.	79,400	3,568,236
Kroger Co. (The)	258,600	5,691,786

		9,260,022

ALLIANCEBERNSTEIN VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Food Products – 1.4%
Archer-Daniels-Midland Co.	39,600	$1,262,448
ConAgra Foods, Inc.	79,200	1,991,880
Tyson Foods, Inc. – Class A	86,071	1,667,195

		4,921,523

Household Products – 1.9%
Procter & Gamble Co. (The)	112,100	6,982,709

Tobacco – 3.5%
Altria Group, Inc.	179,900	5,790,981
Lorillard, Inc.	42,800	5,290,080
Philip Morris International, Inc.	10,200	862,002
Reynolds American, Inc.	14,300	598,312

		12,541,375

		33,705,629

Industrials – 6.2%
Aerospace & Defense – 1.1%
General Dynamics Corp.	46,800	2,995,668
Northrop Grumman Corp.	14,800	869,500

		3,865,168

Airlines – 0.9%
Delta Air Lines, Inc.(a)	271,700	3,287,570

Building Products – 0.3%
Fortune Brands Home & Security, Inc.(a)	49,500	1,119,690

Industrial Conglomerates – 3.7%
General Electric Co.	588,900	11,242,101
Tyco International Ltd.	41,300	2,195,508

		13,437,609

Machinery – 0.2%
Parker Hannifin Corp.	7,600	621,224

		22,331,261

Utilities – 5.7%
Electric Utilities – 3.1%
American Electric Power Co., Inc.	77,800	2,996,078
Edison International	58,200	2,616,672
Great Plains Energy, Inc.	102,000	2,031,840
NV Energy, Inc.	200,500	3,468,650

		11,113,240

Gas Utilities – 0.8%
Atmos Energy Corp.	64,300	2,130,902
UGI Corp.	21,053	603,800

		2,734,702

Multi-Utilities – 1.8%
CenterPoint Energy, Inc.	121,200	2,451,876
DTE Energy Co.	28,300	1,608,289
NiSource, Inc.	58,600	1,470,274

12	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Public Service Enterprise Group, Inc.	30,800	$960,652

		6,491,091

		20,339,033

Telecommunication Services – 4.0%
Diversified Telecommunication Services – 4.0%
AT&T, Inc.	222,000	7,585,740
CenturyLink, Inc.	173,300	6,796,826

		14,382,566

Materials – 0.9%
Chemicals – 0.9%
LyondellBasell Industries NV	84,600	3,338,316

Total Common Stocks (cost $352,598,351)		357,761,844

SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.13%(c) (cost $2,187,930)	2,187,930	2,187,930

Total Investments Before Security Lending Collateral for Securities Loaned – 100.1% (cost $354,786,281)		359,949,774

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 1.2%
Investment Companies – 1.2%
AllianceBernstein Exchange Reserves – Class I, 0.20%(c) (cost $4,379,625)	4,379,625	4,379,625

Total Investments – 101.3% (cost $359,165,906)		364,329,399
Other assets less liabilities – (1.3)%		(4,811,487)

Net Assets – 100.0%		$359,517,912

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2012 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $352,598,351)	$357,761,844	(a)
Affiliated issuers (cost $6,567,555 – including investment of cash collateral for securities loaned of $4,379,625)	6,567,555
Dividends and interest receivable	1,150,626
Receivable for shares of beneficial interest sold	544,451

Total assets	366,024,476

Liabilities
Payable for collateral received on securities loaned	4,379,625
Payable for investment securities purchased	898,798
Payable for shares of beneficial interest redeemed	876,017
Advisory fee payable	173,031
Transfer Agent fee payable	43,839
Distribution fee payable	31,243
Administrative fee payable	7,711
Accrued expenses	96,300

Total liabilities	6,506,564

Net Assets	$359,517,912

Composition of Net Assets
Paid-in capital	$599,482,820
Undistributed net investment income	2,763,138
Accumulated net realized loss on investment and foreign currency transactions	(247,891,539)
Net unrealized appreciation on investments	5,163,493

	$359,517,912

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$52,948,735	6,006,888	$8.81	*

B	$4,749,590	538,835	$8.81

C	$15,693,157	1,786,878	$8.78

Advisor	$276,778,278	31,361,493	$8.83

R	$2,446,067	280,585	$8.72

K	$5,142,669	591,908	$8.69

I	$1,759,416	200,866	$8.76

(a)	Includes securities on loan with a value of $4,207,274 (see Note E).

*	The maximum offering price per share for Class A shares was $9.20 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2012 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $20,882)	$5,146,881
Affiliated issuers	3,245
Securities lending income	12,214	$5,162,340

Expenses
Advisory fee (see Note B)	1,067,470
Distribution fee—Class A	87,774
Distribution fee—Class B	29,077
Distribution fee—Class C	85,993
Distribution fee—Class R	6,746
Distribution fee—Class K	6,413
Transfer agency—Class A	37,583
Transfer agency—Class B	6,657
Transfer agency—Class C	13,240
Transfer agency—Advisor Class	190,722
Transfer agency—Class R	3,359
Transfer agency—Class K	5,089
Transfer agency—Class I	191
Custodian	68,482
Registration fees	40,207
Administrative	28,753
Printing	26,600
Trustees’ fees	25,988
Audit	21,208
Legal	19,774
Miscellaneous	9,152

Total expenses	1,780,478
Less: expenses waived by the Distributor (see Note C)	(20,354)

Net expenses		1,760,124

Net investment income		3,402,216

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		17,854,608
Foreign currency transactions		11
Net change in unrealized appreciation/depreciation of investments		(4,886,590)

Net gain on investment and foreign currency transactions		12,968,029

Net Increase in Net Assets from Operations		$16,370,245

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,402,216	$6,118,133
Net realized gain on investment and foreign currency transactions	17,854,619	33,773,050
Net change in unrealized appreciation/depreciation of investments	(4,886,590)	(25,704,284)

Net increase in net assets from operations	16,370,245	14,186,899
Dividends to Shareholders from
Net investment income
Class A	(844,424)	(758,719)
Class B	(75,338)	(90,162)
Class C	(101,682)	(38,282)
Advisor Class	(5,223,382)	(4,401,902)
Class R	(31,283)	(26,734)
Class K	(72,402)	(53,972)
Class I	(36,660)	(30,833)
Transactions in Shares of Beneficial Interest
Net decrease	(32,781,020)	(67,311,926)

Total decrease	(22,795,946)	(58,525,631)
Net Assets
Beginning of period	382,313,858	440,839,489

End of period (including undistributed net investment income of $2,763,138 and $5,746,093, respectively)	$359,517,912	$382,313,858

See notes to financial statements.

16	• ALLIANCEBERNSTEIN VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are

ALLIANCEBERNSTEIN VALUE FUND •	17

Notes to Financial Statements

deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

18	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2012:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Health Care	$62,786,010		$1,703,895		$	– 0	–	$64,489,905
Financials	61,282,583		– 0	–		– 0	–	61,282,583
Consumer Discretionary	58,328,508		– 0	–		– 0	–	58,328,508
Information Technology	42,086,699		– 0	–		– 0	–	42,086,699
Energy	37,477,344		– 0	–		– 0	–	37,477,344
Consumer Staples	33,705,629		– 0	–		– 0	–	33,705,629
Industrials	22,331,261		– 0	–		– 0	–	22,331,261
Utilities	20,339,033		– 0	–		– 0	–	20,339,033
Telecommunication Services	14,382,566		– 0	–		– 0	–	14,382,566
Materials	3,338,316		– 0	–		– 0	–	3,338,316
Short-Term Investments	2,187,930		– 0	–		– 0	–	2,187,930
Investments of Cash Collateral for Security Loaned in Affiliated Money Market Fund	4,379,625		– 0	–		– 0	–	4,379,625

Total Investments in Securities	362,625,504		1,703,895			– 0	–	364,329,399
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total	$362,625,504		$1,703,895		$	– 0	–	$364,329,399

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN VALUE FUND •	19

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

20	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2012, such fee amounted to $28,753.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $146,570 for the six months ended May 31, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $526 from the sale of Class A shares and received $1,627, $1,543 and $74 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2012.

ALLIANCEBERNSTEIN VALUE FUND •	21

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.— Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2012 is as follows:

Market Value November 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2012 (000)	Dividend Income (000)
$ 7,050	$60,247	$65,109	$2,188	$2

Brokerage commissions paid on investment transactions for the six months ended May 31, 2012 amounted to $165,333, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. For the period August 1, 2007 through July 31, 2008, with respect to Class K shares, payments to the Distributor were voluntarily limited to 0% of the average daily net assets attributable to Class K shares. The fees are accrued daily and paid monthly. For the six months ended May 31, 2012, such waiver amounted to $20,354. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $487,025, $851,817, $126,985 and $55,413 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of

22	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$75,203,350		$104,985,078
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$32,293,320
Gross unrealized depreciation	(27,129,827)

Net unrealized appreciation	$5,163,493

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2012.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN VALUE FUND •	23

Notes to Financial Statements

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all securities loans will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Trust’s Board of Trustees. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2012, the Fund had securities on loan with a value of $4,207,274 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $4,379,625. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Fund earned securities lending income of $12,214 and $1,291 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended May 31, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended May 31, 2012 is as follows:

Market Value November 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2012 (000)	Dividend Income (000)
$ – 0 –	$16,461	$12,081	$4,380	$1

24	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011

Class A
Shares sold	190,029	619,675	$1,727,878	$5,611,258

Shares issued in reinvestment of dividends	89,766	75,320	772,884	680,135

Shares converted from Class B	94,986	299,603	876,861	2,767,759

Shares redeemed	(1,203,542)	(2,797,505)	(10,949,110)	(25,556,597)

Net decrease	(828,761)	(1,802,907)	$(7,571,487)	$(16,497,445)

Class B
Shares sold	13,547	34,342	$123,682	$309,032

Shares issued in reinvestment of dividends	8,003	9,133	68,906	82,385

Shares converted to Class A	(94,973)	(299,904)	(876,861)	(2,767,759)

Shares redeemed	(90,042)	(234,463)	(825,785)	(2,144,756)

Net decrease	(163,465)	(490,892)	$(1,510,058)	$(4,521,098)

Class C
Shares sold	27,138	88,455	$248,132	$802,942

Shares issued in reinvestment of dividends	10,492	3,729	90,336	33,601

Shares redeemed	(236,144)	(715,730)	(2,145,016)	(6,511,282)

Net decrease	(198,514)	(623,546)	$(1,806,548)	$(5,674,739)

Advisor Class
Shares sold	2,766,295	7,424,971	$25,154,249	$66,553,749

Shares issued in reinvestment of dividends	115,946	192,461	998,300	1,737,923

Shares redeemed	(5,229,951)	(11,728,623)	(47,650,038)	(107,520,596)

Net decrease	(2,347,710)	(4,111,191)	$(21,497,489)	$(39,228,924)

Class R
Shares sold	33,860	64,548	$308,648	$576,277

Shares issued in reinvestment of dividends	3,400	2,989	29,000	26,720

Shares redeemed	(99,044)	(132,290)	(867,438)	(1,203,248)

Net decrease	(61,784)	(64,753)	$(529,790)	$(600,251)

ALLIANCEBERNSTEIN VALUE FUND •	25

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011	Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30, 2011

Class K
Shares sold	114,419	294,563	$1,033,090	$2,539,906

Shares issued in reinvestment of dividends	8,528	6,057	72,401	53,971

Shares redeemed	(85,365)	(348,404)	(795,927)	(2,959,725)

Net increase (decrease)	37,582	(47,784)	$309,564	$(365,848)

Class I
Shares sold	1,230	2,690	$11,412	$24,277

Shares issued in reinvestment of dividends	397	496	3,391	4,443

Shares redeemed	(20,839)	(48,306)	(190,015)	(452,341)

Net decrease	(19,212)	(45,120)	$(175,212)	$(423,621)

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

26	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2012.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2011 and November 30, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$5,400,604	$9,240,133

Total taxable distributions	5,400,604	9,240,133

Total distributions paid	$5,400,604	$9,240,133

As of November 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,732,100
Accumulated capital and other losses	(265,047,749	)(a)
Unrealized appreciation/(depreciation)	9,365,666	(b)

Total accumulated earnings/(deficit)	$(249,949,983)

(a)

On November 30, 2011, the Fund had a net capital loss carryforward for federal income tax purposes of $265,047,749 of which $54,183,762 expires in the year 2016, and $210,863,987 expires in the year 2017. During the fiscal year, the Fund utilized capital loss carryforwards of $34,077,263.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and return of capital distributions received from underlying securities.

ALLIANCEBERNSTEIN VALUE FUND •	27

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE J

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

28	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2012 (unaudited)		Year Ended November 30,
			2011		2010		2009		2008	2007

Net asset value, beginning of period	$ 8.61		$ 8.54		$ 8.27		$ 7.08		$ 14.00	$ 14.65

Income From Investment Operations
Net investment income(a)	.07		.11		.08		.13		.24	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.26		.05		.32		1.30		(5.95)	(.23)

Net increase (decrease) in net asset value from operations	.33		.16		.40		1.43		(5.71)	.01

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.09)		(.13)		(.24)		(.27)	(.19)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.94)	(.47)

Total dividends and distributions	(.13)		(.09)		(.13)		(.24)		(1.21)	(.66)

Net asset value, end of period	$ 8.81		$ 8.61		$ 8.54		$ 8.27		$ 7.08	$ 14.00

Total Return
Total investment return based on net asset value(b)	3.82%		1.81	%*	4.92	%*	21.01	%*	(44.60)%*	(.01)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$52,949		$58,822		$73,768		$105,214		$112,991	$367,098
Ratio to average net assets of:
Expenses	1.10	%(c)	1.09%		1.11	%(d)	1.12%		1.07%	1.02%
Net investment income	1.56	%(c)	1.23%		.97	%(d)	1.87%		2.17%	1.62%
Portfolio turnover rate	20%		64%		64%		58%		23%	28%

See footnote summary on page 36.

ALLIANCEBERNSTEIN VALUE FUND •	29

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.59	$ 8.52	$ 8.26	$ 7.08	$ 13.99	$ 14.60

Income From Investment Operations
Net investment income(a)(e)	.07	.10	.07	.13	.23	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.26	.05	.31	1.29	(5.95)	(.23)

Net increase (decrease) in net asset value from operations	.33	.15	.38	1.42	(5.72)	– 0	–

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.08)	(.12)	(.24)	(.25)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.94)	(.47)

Total dividends and distributions	(.11)	(.08)	(.12)	(.24)	(1.19)	(.61)

Net asset value, end of period	$ 8.81	$ 8.59	$ 8.52	$ 8.26	$ 7.08	$ 13.99

Total Return
Total investment return based on net asset value(b)	3.86%	1.68	%*	4.68	%*	20.87	%*	(44.63	)%*	(.06)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,750	$6,034	$10,169	$19,749	$33,655	$108,851
Ratio to average net assets of:
Expenses, net of waivers	1.20	%(c)	1.18%	1.20	%(d)	1.21%	1.12%	1.05%
Expenses, before waivers	1.90	%(c)	1.88%	1.90	%(d)	1.91%	1.82%	1.75%
Net investment income(e)	1.45	%(c)	1.10%	.88	%(d)	1.85%	2.13%	1.56%
Portfolio turnover rate	20%	64%	64%	58%	23%	28%

See footnote summary on page 36.

30	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2012 (unaudited)		Year Ended November 30,
			2011		2010		2009		2008	2007

Net asset value, beginning of period	$ 8.53		$ 8.46		$ 8.20		$ 6.99		$ 13.81	$ 14.51

Income From Investment Operations
Net investment income(a)	.04		.05		.02		.08		.16	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.26		.04		.31		1.28		(5.89)	(.22)

Net increase (decrease) in net asset value from operations	.30		.09		.33		1.36		(5.73)	(.09)

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.02)		(.07)		(.15)		(.15)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.94)	(.47)

Total dividends and distributions	(.05)		(.02)		(.07)		(.15)		(1.09)	(.61)

Net asset value, end of period	$ 8.78		$ 8.53		$ 8.46		$ 8.20		$ 6.99	$ 13.81

Total Return
Total investment return based on net asset value(b)	3.55%		1.00	%*	4.07	%*	19.99	%*	(45.02)%*	(.70)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,693		$16,939		$22,069		$28,010		$32,949	$97,436
Ratio to average net assets of:
Expenses	1.83	%(c)	1.82%		1.84	%(d)	1.85%		1.79%	1.73%
Net investment income	.83	%(c)	.50%		.25	%(d)	1.15%		1.47%	.90%
Portfolio turnover rate	20%		64%		64%		58%		23%	28%

See footnote summary on page 36.

ALLIANCEBERNSTEIN VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2012 (unaudited)		Year Ended November 30,
			2011		2010		2009		2008	2007

Net asset value, beginning of period	$ 8.63		$ 8.57		$ 8.30		$ 7.13		$ 14.11	$ 14.75

Income From Investment Operations
Net investment income(a)	.09		.14		.11		.15		.27	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.27		.04		.32		1.31		(6.00)	(.23)

Net increase (decrease) in net asset value from operations	.36		.18		.43		1.46		(5.73)	.06

Less: Dividends and Distributions
Dividends from net investment income	(.16)		(.12)		(.16)		(.29)		(.31)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.94)	(.47)

Total dividends and distributions	(.16)		(.12)		(.16)		(.29)		(1.25)	(.70)

Net asset value, end of period	$ 8.83		$ 8.63		$ 8.57		$ 8.30		$ 7.13	$ 14.11

Total Return
Total investment return based on net asset value(b)	4.18%		2.02	%*	5.22	%*	21.36	%*	(44.50)%*	.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$276,778		$291,020		$324,070		$349,323		$285,379	$443,002
Ratio to average net assets of:
Expenses	.80	%(c)	.79%		.81	%(d)	.81%		.77%	.72%
Net investment income	1.86	%(c)	1.55%		1.27	%(d)	2.13%		2.52%	1.92%
Portfolio turnover rate	20%		64%		64%		58%		23%	28%

See footnote summary on page 36.

32	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2012 (unaudited)		Year Ended November 30,
			2011		2010		2009		2008	2007

Net asset value, beginning of period	$ 8.49		$ 8.44		$ 8.18		$ 7.02		$ 13.91	$ 14.60

Income From Investment Operations
Net investment income(a)	.06		.08		.05		.11		.20	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.27		.04		.32		1.28		(5.90)	(.24)

Net increase (decrease) in net asset value from operations	.33		.12		.37		1.39		(5.70)	(.03)

Less: Dividends and Distributions
Dividends from net investment income	(.10)		(.07)		(.11)		(.23)		(.25)	(.19)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.94)	(.47)

Total dividends and distributions	(.10)		(.07)		(.11)		(.23)		(1.19)	(.66)

Net asset value, end of period	$ 8.72		$ 8.49		$ 8.44		$ 8.18		$ 7.02	$ 13.91

Total Return
Total investment return based on net asset value(b)	3.85%		1.33	%*	4.58	%*	20.55	%*	(44.75)%*	(.33)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,446		$2,908		$3,435		$3,169		$3,470	$5,940
Ratio to average net assets of:
Expenses	1.42	%(c)	1.43%		1.44	%(d)	1.38%		1.33%	1.32%
Net investment income	1.24	%(c)	.91%		.65	%(d)	1.63%		1.93%	1.43%
Portfolio turnover rate	20%		64%		64%		58%		23%	28%

See footnote summary on page 36.

ALLIANCEBERNSTEIN VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2012 (unaudited)	Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.49	$ 8.43	$ 8.17	$ 7.03	$ 13.95	$ 14.59

Income From Investment Operations
Net investment income(a)	.07	.11	.08	.13	.26	(e)	.28	(e)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.26	.04	.32	1.28	(5.93)	(.25)

Net increase (decrease) in net asset value from operations	.33	.15	.40	1.41	(5.67)	.03

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.09)	(.14)	(.27)	(.31)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.94)	(.47)

Total dividends and distributions	(.13)	(.09)	(.14)	(.27)	(1.25)	(.67)

Net asset value, end of period	$ 8.69	$ 8.49	$ 8.43	$ 8.17	$ 7.03	$ 13.95

Total Return
Total investment return based on net asset value(b)	3.90%	1.73	%*	4.95	%*	20.96	%*	(44.59	)%*	.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,143	$4,704	$5,073	$5,926	$5,039	$12,195
Ratio to average net assets of:
Expenses, net of waivers	1.12	%(c)	1.12%	1.13	%(d)	1.08%	.88%	.83%
Expenses, before waivers	1.12	%(c)	1.12%	1.13	%(d)	1.08%	1.07%	1.01%
Net investment income	1.55	%(c)	1.21%	.96	%(d)	1.85%	2.37	%(e)	1.99	%(e)
Portfolio turnover rate	20%	64%	64%	58%	23%	28%

See footnote summary on page 36.

34	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2012 (unaudited)		Year Ended November 30,
			2011		2010		2009		2008	2007

Net asset value, beginning of period	$ 8.57		$ 8.50		$ 8.24		$ 7.09		$ 14.01	$ 14.66

Income From Investment Operations
Net investment income(a)	.09		.15		.11		.16		.28	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.27		.04		.32		1.29		(5.95)	(.23)

Net increase (decrease) in net asset value from operations	.36		.19		.43		1.45		(5.67)	.05

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.12)		(.17)		(.30)		(.31)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.94)	(.47)

Total dividends and distributions	(.17)		(.12)		(.17)		(.30)		(1.25)	(.70)

Net asset value, end of period	$ 8.76		$ 8.57		$ 8.50		$ 8.24		$ 7.09	$ 14.01

Total Return
Total investment return based on net asset value(b)	4.22%		2.14	%*	5.23	%*	21.48	%*	(44.39)%*	.26%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,759		$1,887		$2,255		$22,902		$60,713	$137,500
Ratio to average net assets of:
Expenses	.69	%(c)	.69%		.70	%(d)	.69%		.65%	.72%
Net investment income	1.97	%(c)	1.64%		1.37	%(d)	2.38%		2.59%	1.88%
Portfolio turnover rate	20%		64%		64%		58%		23%	28%

See footnote summary on page 36.

ALLIANCEBERNSTEIN VALUE FUND •	35

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Net of fees and expenses waived by Distributor.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2011, November 30, 2010, November 30, 2009 and November 30, 2008 by 0.01%, 0.04%, 0.04% and 0.06%, respectively.

See notes to financial statements.

36	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

Christopher W. Marx(2), Vice President

Greg J. Powell(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent	Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Value Senior Investment Management Team. Messrs. Marx, Paul and Powell are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN VALUE FUND •	37

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Value Fund (the “Fund”) at a meeting held on May 1-3, 2012.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

38	• ALLIANCEBERNSTEIN VALUE FUND

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the trustees on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes

ALLIANCEBERNSTEIN VALUE FUND •	39

of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2012 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Value Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2012 and (in the case of comparisons with the Index) the since inception period (March 2001 inception). The trustees noted that the Fund was in the 4th quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods, and in the 5th quintile of the Performance Group and the Performance Universe for the 5- and 10-year periods. The Fund lagged the Index in all periods. The trustees noted that all reference points showed negative results in the 5-year period. The trustees also reviewed performance information for periods ended March 31, 2012 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Fund had outperformed the Lipper Large Cap Value Funds Average and the Index.

The trustees noted that they had discussed with the Adviser their concerns about the relative performance of the Fund. The trustees took into account the Adviser’s recent restructuring of the Adviser’s research and portfolio management teams and investment process changes that are intended to improve the investment performance of its equity services. The Adviser had stated its belief that, in the case of its value funds, it had adhered to its rigorous process for value investing during a period when value investing had not generally obtained favorable returns. The Adviser believed that other managers of value funds may not pursue value characteristics to the same degree as the Adviser, and that their funds’ short-term performance may have benefited from style drift. The Adviser also reiterated its conviction that, over the long term, rigorous value investing would yield superior investment returns. The trustees were satisfied with the Adviser’s explanation.

Based on their review and their discussion with the Adviser of the reasons for the Fund’s performance, the trustees retained confidence in the Adviser’s ability to manage the Fund. The trustees determined to continue to monitor the Fund’s performance closely.

40	• ALLIANCEBERNSTEIN VALUE FUND

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer. The trustees noted that the institutional fee schedule started at a higher fee rate than the Fund’s starting fee rate, but had more breakpoints starting at lower asset levels than the fee schedule applicable to the Fund. As a result, the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than the rate being paid by the Fund. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information that indicated that the Fund’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising other registered investment companies with a similar investment style. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the trustees considered these comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary or

ALLIANCEBERNSTEIN VALUE FUND •	41

temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The trustees noted that, at the Fund’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The trustees also noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

42	• ALLIANCEBERNSTEIN VALUE FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Trustees on May 1-3, 2012.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN VALUE FUND •	43

of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$404.3	Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $50,937 (0.01% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio		Fiscal Year End
Value Fund	Advisor	0.79%	November 30
	Class A	1.09%
	Class B	1.18%
	Class C	1.82%
	Class R	1.43%
	Class K	1.12%
	Class I	0.69%

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

44	• ALLIANCEBERNSTEIN VALUE FUND

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.5 In addition to the AllianceBernstein institutional

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN VALUE FUND •	45

fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2012 net assets:6

Fund	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Effective Fund Adv. Fee
Value Fund	$404.3	Diversified Value 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum account size: $25m	0.321%	0.550%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.7 Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Value Fund	Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown is the Fund’s advisory fee and what would have been the effective advisory fees of the Fund

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

46	• ALLIANCEBERNSTEIN VALUE FUND

had the fee schedules of the sub-advisory relationships been applicable to the Fund based on March 31, 2012 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee		Fund Advisory Fee
Value Fund	Client #1[8],[9]	0.49% on 1st $100 million 0.30% on next $100 million 0.25% on the balance	0.322%		0.550%

	Client #2[8]	0.30% of average daily net assets	0.300%		0.550%

	Client #3	0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% on the balance +/- Performance Fee	0.150%	[10]	0.550%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.11

8	The Fund is an affiliate of the Adviser.

9	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the investment advisory fee.

10	The sub-advised fund’s sub-advisory fee shown does not include any performance fee adjustment.

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

ALLIANCEBERNSTEIN VALUE FUND •	47

Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking12,13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[14]	Lipper Exp. Group Median (%)	Rank
Value Fund	0.550	0.720	3/17

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.15

Fund	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Value Fund	1.093	1.112	5/17	1.177	21/77

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

48	• ALLIANCEBERNSTEIN VALUE FUND

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

ALLIANCEBERNSTEIN VALUE FUND •	49

During the Fund’s most recently completed fiscal year, ABI received from the Fund $1,189, $525,292 and $7,346 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $384,910 in fees from the Fund.17

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

17	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. Due to lower average balances and interest rates during the Fund’s most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

50	• ALLIANCEBERNSTEIN VALUE FUND

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

19	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN VALUE FUND •	51

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended February 29, 2012.24

Value Fund	Fund	PG Median	PU Median	PG Rank	PU Rank
1 year	-1.78	0.55	0.75	13/17	67/89
3 year	21.88	22.91	22.93	13/17	62/85
5 year	-4.84	-0.61	-0.64	17/17	80/80
10 year	2.15	4.17	4.21	14/14	55/58

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)25 versus its benchmark.26 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending February 29, 2012 Annualized Performance
	1	3	5	10	Since	Annualized		Risk Period (Year)
	Year (%)	Year (%)	Year (%)	Year (%)	Inception (%)	Volatility (%)	Sharpe (%)
Value Fund	-1.78	21.87	-4.84	2.15	2.49	17.26	0.10	10
Russell 1000 Value Index	2.18	25.01	-1.08	4.75	4.42	16.67	0.25	10
Inception Date: March 29, 2001

22	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

23	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in a PU is somewhat different from that of an EU.

24	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.
25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

26	The Adviser provided Fund and benchmark performance return information for periods through February 29, 2012.

27	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

52	• ALLIANCEBERNSTEIN VALUE FUND

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

ALLIANCEBERNSTEIN VALUE FUND •	53

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

54	• ALLIANCEBERNSTEIN VALUE FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN VALUE FUND •	55

NOTES

56	• ALLIANCEBERNSTEIN VALUE FUND

NOTES

ALLIANCEBERNSTEIN VALUE FUND •	57

NOTES

58	• ALLIANCEBERNSTEIN VALUE FUND

NOTES

ALLIANCEBERNSTEIN VALUE FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN VALUE FUND

ALLIANCEBERNSTEIN VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

VAL-0152-0512

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Trust

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date: July 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date: July 23, 2012

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: July 23, 2012